Filed Pursuant to Rule 433
                                                    Registration No.: 333-127620


                           GSAMP 2005-AHL2 TERM SHEET
                           --------------------------


                    IMPORTANT NOTICE REGARDING THE CONDITIONS
                  FOR THIS OFFERING OF ASSET-BACKED SECURITIES

The asset-backed securities referred to in these materials are being offered when, as and if issued. In particular, you are advised that asset-backed securities, and the asset pools backing them, are subject to modification or revision (including, among other things, the possibility that one or more classes of securities may be split, combined or eliminated), at any time prior to issuance or availability of a final prospectus. As a result, you may commit to purchase securities that have characteristics that may change, and you are advised that all or a portion of the securities may not be issued that have the characteristics described in these materials. Our obligation to sell securities to you is conditioned on the securities having the characteristics described in these materials. If we determine that condition is not satisfied in any material respect, we will notify you, and neither the issuer nor the underwriter will have any obligation to you to deliver all or any portion of the securities which you have committed to purchase, and there will be no liability between us as a consequence of the non-delivery.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

The Depositor has filed a registration statement (including the prospectus (the "Prospectus")) with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.



     IMPORTANT NOTICE RELATING TO AUTOMATICALLY GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE EMAIL COMMUNICATION TO WHICH THIS FREE WRITING PROSPECTUS IS ATTACHED RELATING TO (1) THESE MATERIALS NOT CONSTITUTING AN OFFER (OR A SOLICITATION OF AN OFFER), (2) NO REPRESENTATION THAT THESE MATERIALS ARE ACCURATE OR COMPLETE AND MAY NOT BE UPDATED OR (3) THESE MATERIALS POSSIBLY BEING CONFIDENTIAL ARE NOT APPLICABLE TO THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING BEEN SENT VIA BLOOMBERG OR ANOTHER SYSTEM.

                                  $542,911,000
                                  (Approximate)
                                 GSAMP 2005-AHL2
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates
------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                      Approximate         Primary       Expected                       Estimated    Principal        Expected
                       Principal        Collateral       Credit       Initial Pass-    Avg. Life     Payment        S&P/ Moodys
  Certificates      Balance(1) (4)         Group         Support     Through Rate(5)   (yrs)(2)    Window(2)(3)     Ratings(6)
-----------------------------------------------------------------------------------------------------------------------------------
A-1A                  $108,570,000        Group I        22.850%     LIBOR + [ - ]%      2.06      01/06-01/12       [AAA]/Aaa
A-1B                   $27,143,000        Group I        22.850%     LIBOR + [ - ]%      2.06      01/06-01/12       [AAA]/Aaa
A-2A                  $156,043,000       Group II        22.850%     LIBOR + [ - ]%      0.95      01/06-09/07       [AAA]/Aaa
A-2B                   $65,258,000       Group II        22.850%     LIBOR + [ - ]%      2.00      09/07-04/08       [AAA]/Aaa
A-2C                   $63,263,000       Group II        22.850%     LIBOR + [ - ]%      3.25      04/08-08/11       [AAA]/Aaa
A-2D                   $25,551,000       Group II        22.850%     LIBOR + [ - ]%      6.04      08/11-01/12       [AAA]/Aaa
M-1                    $43,341,000     Group I & II      15.350%     LIBOR + [ - ]%      4.63      08/09-01/12       [AA]/Aa2
M-2                    $11,268,000     Group I & II      13.400%     LIBOR + [ - ]%      4.43      07/09-01/12       [AA-]/Aa3
M-3                    $19,070,000     Group I & II      10.100%     LIBOR + [ - ]%      4.37      05/09-01/12        [A]/A2
M-4                     $8,957,000     Group I & II       8.550%     LIBOR + [ - ]%      4.31      04/09-01/12        [A]/A3
M-5                     $8,379,000     Group I & II       7.100%     LIBOR + [ - ]%      4.29      03/09-01/12       [A-]/Baa1
B-1                     $6,068,000     Group I & II       6.050%     LIBOR + [ - ]%      4.28      03/09-01/12      [BBB+]/Baa2
Total
-----------------------------------------------------------------------------------------------------------------------------------

Non-Offered Certificates

-----------------------------------------------------------------------------------------------------------------------------------
B-2                       N/A          Group I & II     5.050%        LIBOR + [ - ]%      N/A         N/A          [BBB]/Baa3
B-3                       N/A          Group I & II     4.050%        LIBOR + [ - ]%      N/A         N/A          [BBB-]/Ba1
B-4                       N/A          Group I & II     3.050%        LIBOR + [ - ]%      N/A         N/A           [BB+]/Ba2
-----------------------------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month at 8% CPR.
(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.
(3) The last scheduled distribution date for the Certificates is the Distribution Date in December 2035.
(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.
(5) See the "Structure of the LIBOR Certificates" section of this Term Sheet for more information on the pass-through rates of the Offered Certificates.
(6) The ratings on the Offered Certificates do not constitute statements regarding the likelihood or frequency of prepayments on the Mortgage Loans, the payment of interest on the Offered Certificates other than Accrued Certificate Interest (as described in this term sheet) or the possibility that a holder of an Offered Certificate might realize a lower than anticipated yield.


Selected Mortgage Pool Data(7)
---------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                Group I                          Group II              Aggregate
-------------------------------------------------------------------------------------------------------------------
                                                  Adjustable Rate    Fixed Rate     Adjustable Rate    Fixed Rate

Average Scheduled Principal Balance:                 $148,114,382    $29,112,571       $342,493,276    $62,449,928    $582,170,156
Number of Mortgage Loans                                      800            178              1,366            372           2,716
Average Scheduled Principal Balance                      $185,143       $163,554           $250,727       $167,876        $214,348
Weighted Average Gross Coupon:                               7.82%          7.38%              7.67%          7.39%          7.664%
Weighted Average Net Coupon((8)):                            7.31%          6.86%              7.16%          6.87%          7.149%
Weighted Average Current FICO Score:                          606            634                647            644             636
Weighted Average Original LTV Ratio:                        80.76%         75.15%             81.65%         79.58%          80.88%
Weighted Average Std. Remaining Term (months):                359            345                359            354             358
Weighted Average Seasoning (months):                            1              1                  1              1               1
Weighted Average Months to Roll((9)):                          24            N/A                 24            N/A              24
Weighted Average Gross Margin((9)):                          6.16%           N/A               6.15%           N/A            6.15%
Weighted Average Initial Rate Cap((9)):                      1.50%           N/A               1.50%           N/A            1.50%
Weighted Average Periodic Rate Cap((9)):                     1.50%           N/A               1.50%           N/A            1.50%
Weighted Average Gross Max. Lifetime Rate((9)):             14.82%           N/A              14.67%           N/A           14.72%
Silent Seconds                                              23.93%         17.99%             53.33%         24.50%          40.99%
------------------------------------------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.


2

This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction

o The mortgage loans in the transaction consist of sub-prime fixed rate and adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Accredited Home Lenders, Inc. ("Accredited").

o Credit support for the Certificates will be provided through a senior/subordinate structure, initial and target overcollateralization of 3.05%, and excess spread.

o     The Mortgage Loans will be serviced by Ocwen Loan Servicing, LLC
      ("Ocwen").

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as "GSA05AHL2" and on Bloomberg as "GSAMP 05-AHL2".

o This transaction will contain a swap agreement with an initial swap notional amount of approximately $554,794,199. For the purposes of calculating the WAC Cap, the swap notional amount will amortize in accordance with the swap schedule. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust will be obligated to pay an amount equal to a per annum rate of [4.86]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of one-month LIBOR (on an actual/360 basis), on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the Swap Provider.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:             December 28, 2005

Cut-off Date:                      December 1, 2005

Statistical Calculation Date:      November 1, 2005

Expected Pricing Date:             On or before December 6, 2005

First Distribution Date:           January 25, 2006


Key Terms
---------

Offered Certificates:              Class A, Class M, and Class B-1 Certificates

Class A Certificates:              Class A-1A, Class A-1B, Class A-2A, Class
                                   A-2B, Class A-2C and Class A-2D Certificates

Class A-1 Certificates:            Class A-1A and Class A-1B Certificates

Class A-2 Certificates:            Class A-2A, Class A-2B, Class A-2C, and Class
                                   A-2D Certificates

Class M Certificates:              Class M-1, Class M-2, Class M-3, Class M-4,
                                   and M-5 Certificates

Class B Certificates:              Class B-1, Class B-2, Class B-3, and Class
                                   B-4 Certificates

Class R Certificates:              Class R-1, Class R-2 and Class R-3
                                   Certificates

LIBOR Certificates:                Class A, Class M and Class B Certificates

Depositor:                         GS Mortgage Securities Corp.

Lead Manager:                      Goldman, Sachs & Co.

Servicer:                          Ocwen Loan Servicing, LLC

Trustee:                           LaSalle Bank National Association

Master Servicer:                   Wells Fargo Bank, N.A.

Swap Provider:                     [Goldman Sachs Mitsui Marine Derivatives
                                   Products Corp.]

Servicing Fee Rate:                50 bps


3


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Master Servicing and Trustee Fee   Approximately 1.575 bps
Rate:

Expense Fee Rate:                  The Servicing Fee Rate and the Master
                                   Servicing and Trustee Fee Rate

Distribution Date:                 25th day of the month or the following
                                   business day

Record Date:                       For any Distribution Date, the last business
                                   day of the Interest Accrual Period

Delay Days:                        0 day delay on all Certificates

Prepayment Period:                 The calendar month prior to the Distribution
                                   Date

Due Period:                        The period commencing on the second day of
                                   the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.

Day Count:                         Actual/360 basis

Interest Accrual Period:           The prior Distribution Date to the day prior
                                   to the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing Date.

Pricing Prepayment Assumption:     2/28 adjustable rate mortgage loans: CPR
                                   starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate 2.273% increase per month), remaining at 30% CPR for 12 months, then moving to 60 CPR for 3 months, and then remaining at 35% CPR thereafter.

                                   3/27 adjustable rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 30% CPR in month 12 (an approximate 2.273% increase per month), remaining at 30% CPR for 24 months, then moving to 60 CPR for 3 months, and then remaining at 35% CPR thereafter.

                                   Fixed rate mortgage loans: CPR starting at 5% CPR in the first month of the mortgage loan (i.e. loan age) and increasing to 24% CPR in month 12 (an approximate 1.727% increase per month), and remaining at 24% CPR thereafter.

Mortgage Loans:                    The trust will consist of sub-prime, first
                                   lien, fixed rate and adjustable rate
                                   residential mortgage loans.

Group I Mortgage Loans:            Approximately $177,226,953 of Mortgage Loans
                                   with original principal balances as of the Statistical Calculation Date that conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set by Fannie Mae or Freddie Mac.

Group II Mortgage Loans:           Approximately $404,943,204 of Mortgage Loans
                                   with original principal balances as of the Statistical Calculation Date that may or may not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines set Fannie Mae or Freddie Mac.

Excess Spread:                     The initial weighted average net coupon of
                                   the mortgage pool will be greater than the interest payments on the LIBOR Certificates, resulting in excess cash flow calculated in the following manner based on the collateral as of the Statistical Calculation Date rolled one month at 8% CPR:

                                   Initial Gross WAC(1):                                                  7.1530%

                                      Less Fees & Expenses(2):                                            0.5113%
                                                                                                    -------------------
                                   Net WAC(1):                                                            6.6417%

                                      Less Initial LIBOR Certificate Coupon (Approx.)(3):                 4.4884%

                                      Less Initial Swap Outflow(3):                                       0.5467%
                                                                                                    -------------------
                                   Initial Excess Spread(1):                                              1.6067%

                                      (1)  This amount will vary on each
                                           Distribution Date based on changes to
                                           the weighted average of the interest
                                           rates on the Mortgage Loans as well
                                           as any changes in day count.

                                      (2)  Assumes a fee of 51.125 bps.

                                      (3)  Assumes 1-month LIBOR equal to
                                           4.2906%, initial marketing spreads
                                           and a 30-day month. This amount will
                                           vary on each Distribution Date based
                                           on changes to the weighted average of
                                           the pass-through rates on the LIBOR
                                           Certificates as well as any changes
                                           in day count.

Servicer Advancing:                Yes as to principal and interest, subject to
                                   recoverability


4


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Compensating Interest:             The Servicer shall provide Compensating
                                   Interest equal to the lesser of (A) the
                                   aggregate of the prepayment interest
                                   shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary Principal Prepayments on the
                                   Mortgage Loans during the related Prepayment
                                   Period and (B) its aggregate Servicing Fee received for the related Distribution Date.

Optional Clean-up Call:            The transaction has a 10% optional clean-up
                                   call.

Rating Agencies:                   Standard & Poor's Ratings Services, a
                                   division of The McGraw-Hill Companies, Inc.
                                   and Moody's Investors Service, Inc. will rate all of the Offered Certificates.

Minimum Denomination:              $25,000 with regard to each of the Offered
                                   Certificates

Legal Investment:                  It is anticipated that the Class A, Class M-1
                                   and Class M-2 Certificates will be SMMEA eligible.

ERISA Eligible:                    Underwriter's exemption is expected to apply
                                   to the Offered Certificates. However, in addition, for so long as the swap agreement is in effect, prospective purchasers must be eligible under one or more investor-based exemptions, and prospective purchasers should consult their own counsel.

Tax Treatment:                     Portions of the trust will be treated as
                                   multiple real estate mortgage investment conduits, or REMICs, for federal income tax purposes.

                                   The Offered Certificates will represent
                                   regular interests in a REMIC, which will be treated as debt instruments of a REMIC, and interests in certain basis risk interest carry forward payments, pursuant to the payment priorities in the transaction. Each interest in basis risk interest carry forward payments will be treated as an interest rate cap contract for federal income tax purposes.

Registration Statement and
Prospectus:                        This term sheet does not contain all
                                   information that is required to be included in a registration statement, or in a base prospectus and prospectus supplement.

                                   The Depositor has filed a registration
                                   statement (including the prospectus with the SEC for the offering to which this communication relates. Before you invest, you should read the Prospectus in the registration statement and other documents the Depositor has filed with the SEC for more complete information about the Depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the Depositor or Goldman, Sachs & Co., the underwriter, for this offering will arrange to send you the Prospectus if you request it by calling toll-free 1-800-323-5678.

Risk Factors:                      PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS
                                   INCLUDED IN THE REGISTRATION STATEMENT FOR A
                                   DESCRIPTION OF INFORMATION THAT SHOULD BE
                                   CONSIDERED IN CONNECTION WITH AN INVESTMENT
                                   IN THE OFFERED CERTIFICATES.


5


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the LIBOR Certificates

Description of Principal and Interest Distributions

Principal will be paid as described under the definition of "Principal Distributions on the LIBOR Certificates". Prior to the Step-down Date all principal collected or advanced on the Mortgage Loans will be paid to the LIBOR Certificates as described herein. On or after the Step-down Date, so long as no Trigger Event is in effect, the LIBOR Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap or applicable loan group cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass-Through Rate attributable to the WAC Cap or applicable loan group cap will be carried forward with interest at the applicable Pass-Through Rate (without regard to the WAC Cap or applicable loan group cap) as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The LIBOR Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 3.05% overcollateralization (funded upfront) (after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 6.10% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate scheduled balance of the Mortgage Loans as of the Cut-off Date), and
(3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate class certificate balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the aggregate of the class certificate balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in January 2009; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 45.70%.

--------------------------------------------------------------------------------------------------------------------
             Class                  Initial Credit Enhancement Percentage(1)         Step-Down Date Percentage
--------------------------------------------------------------------------------------------------------------------
               A                                     22.85%                                   45.70%
--------------------------------------------------------------------------------------------------------------------
              M-1                                    15.35%                                   30.70%
--------------------------------------------------------------------------------------------------------------------
              M-2                                    13.40%                                   26.80%
--------------------------------------------------------------------------------------------------------------------
              M-3                                    10.10%                                   20.20%
--------------------------------------------------------------------------------------------------------------------
              M-4                                     8.55%                                   17.10%
--------------------------------------------------------------------------------------------------------------------
              M-5                                     7.10%                                   14.20%
--------------------------------------------------------------------------------------------------------------------
              B-1                                     6.05%                                   12.10%
--------------------------------------------------------------------------------------------------------------------
              B-2                                     5.05%                                   10.10%
--------------------------------------------------------------------------------------------------------------------
              B-3                                     4.05%                                    8.10%
--------------------------------------------------------------------------------------------------------------------
              B-4                                     3.05%                                    6.10%
--------------------------------------------------------------------------------------------------------------------

(1) Includes overcollateralization percentage.


6


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [34]% of the prior period's senior Credit Enhancement Percentage to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent) or (ii) during such period, aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

----------------------------------------------------------------------------------------------------------------
         Distribution Dates                              Cumulative Realized Loss Percentage
----------------------------------------------------------------------------------------------------------------
    January 2008 - December 2008       1.35% for the first month, plus an additional 1/12th of 1.65% for each month thereafter
----------------------------------------------------------------------------------------------------------------
    January 2009 - December 2009       3.00% for the first month, plus an additional 1/12th of 1.70% for each month thereafter
----------------------------------------------------------------------------------------------------------------
    January 2010 - December 2010       4.70% for the first month, plus an additional 1/12th of 1.40% for each month thereafter
----------------------------------------------------------------------------------------------------------------
    January 2011 - December 2011       6.10% for the first month, plus an additional 1/12th of 0.70% for each month thereafter
----------------------------------------------------------------------------------------------------------------
     January 2012 and thereafter                                        6.80%
----------------------------------------------------------------------------------------------------------------

Group I Sequential Trigger. A Group I Sequential Trigger Event is in effect on any Distribution Date before the 25th Distribution Date, if the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the Mortgage Loans as of the Cut-off Date exceeds 1.35%, or, on or after the 25th Distribution Date, if a Trigger Event is in effect.

Step-Up Coupons. For all LIBOR Certificates the coupon will increase after the first Distribution Date on which the Optional Clean-up Call is exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1A Pass-Through Rate. The Class A-1A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-1B Pass-Through Rate. The Class A-1B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2A Pass-Through Rate. The Class A-2A Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2B Pass-Through Rate. The Class A-2B Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2C Pass-Through Rate. The Class A-2C Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class A-2D Pass-Through Rate. The Class A-2D Certificates will accrue interest at a variable rate per annum equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.


7


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first Distribution Date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class R Certificates are not entitled to receive any distributions of interest.

WAC Cap. As to any Distribution Date, a per annum rate equal to the product of
(i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, in each case divided by the Mortgage Loan balance at the beginning of the related Due Period multiplied by 12.

Loan Group I WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Loan Group II WAC Cap. As to any Distribution Date, a per annum rate equal to the product of (i) 30 divided by the actual number of days in the applicable Interest Accrual Period and (ii) the sum of (A) the weighted average gross coupon of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Expense Fee Rate and (B) the swap receivable into the trust, if any, less swap payments out of the trust, if any, for that Distribution Date, divided by the Mortgage Loan balance at the beginning of the related Due Period, multiplied by 12.

Basis Risk Carry Forward Amount. As to any Distribution Date, and any class of LIBOR Certificates, a supplemental interest amount for each class that will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such class' applicable pass-through rate (without regard to the WAC Cap or applicable group cap, as applicable) over interest due on such class of certificates at a rate equal to the WAC Cap or the lesser of the WAC Cap or the applicable loan group cap, as applicable, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates and (iii) interest on the amount in clause (ii) at such class' applicable pass-through rate (without regard to the WAC Cap or applicable loan group cap, as applicable). In the event any class of certificates is no longer outstanding, the applicable certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Accrued Certificate Interest. For any Distribution Date and each class of LIBOR Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related class certificate balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related pass-through rate, as reduced by that class' share of net prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).


8


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Interest Remittance Amount on the LIBOR Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to any net swap receipts and to interest received or advanced on the Mortgage Loans less the Expense Fee Rate, net swap payments and certain swap termination payments owed to the Swap Provider.

Principal Distribution Amount on the LIBOR Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the Expense Fee Rate and plus swap receipts, if any, and less net swap payments, if any) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the LIBOR Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Group I Principal Distribution Allocation. Any principal distributions allocated to the Class A-1 Certificates are required to be distributed pro rata among the Class A-1A and Class A-1B Certificates, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their class certificate balance has been reduced to zero, and then to the Class A-1B Certificates, until their class certificate balance has been reduced to zero.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Principal Remittance Amount.  On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, and that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.


9


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate class certificate balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 54.30% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the class certificate balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 69.30% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the class certificate balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 73.20% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the class certificate balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 79.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the class certificate balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 82.90% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (F) the class certificate balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately


10


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

85.80% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the class certificate balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date) and (H) class certificate balance of the Class B-2 Certificates immediately prior to such Distribution Date, over
(y) the lesser of: (A) the product of (i) approximately 89.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (H) class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (I) class certificate balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 91.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.


11


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate class certificate balances of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the class certificate balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the class certificate balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the class certificate balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the class certificate balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the class certificate balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the class certificate balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (H) class certificate balance of the Class B-2 Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (I) class certificate balance of the Class B-3 Certificates (after taking into account the payment of the Class B-3 Principal Distribution Amount on such Distribution
Date), and (J) class certificate balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.90% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Interest Distributions on the LIBOR Certificates. On each Distribution Date, distributions from available funds will be allocated as follows:

(i) to the Supplemental Interest Trust, net swap payments and certain swap termination payments owed to the Swap Provider, if any,

(ii)     concurrently,

         (a) from the Interest Remittance Amount related to the Group I Mortgage Loans, to the Class A-1A and Class A-1B Certificates, their Accrued Certificate Interest, and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts; and

         (b) from the Interest Remittance Amount related to the Group II Mortgage Loans, to the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates, allocated based on their entitlement to those amounts, provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (a) or (b) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (a) or (b) above will be available to cover that shortfall;

(iii) from any remaining Interest Remittance Amount to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

(iv) from any remaining Interest Remittance Amount to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the LIBOR Certificates.

On each Distribution Date (A) prior to the Step-down Date or (B) on which a Trigger Event is in effect, principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      sequentially:

         (a) concurrently, to the Class R Certificates, pro-rata based on their respective class certificate balances, until their respective class certificate balances have been reduced to zero, and

         (b)      concurrently,

             (1) to the Class A-1 Certificates, the Group I Principal Distribution Amount, allocated between the Class A-1A and Class A-1B Certificates in accordance with the Group I Principal Distribution Allocation described above until the class certificate balances thereof have been reduced to zero; and


12


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

             (2) to the Class A-2 Certificates, the Group II Principal Distribution Amount, sequentially, to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero,

             (3) provided, that if after making distributions pursuant to paragraphs (b)(1) and (b)(2) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B, Class A-2C and Class A-2D certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i)(b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection
                       (i)(b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (b)(1) or (b)(2) above, as applicable), until their respective class certificate balances have been reduced to zero;

(ii) to the Class M Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero, and

(iii) to the Class B Certificates, sequentially, in ascending numerical order, until their respective class certificate balances have been reduced to zero.

On each Distribution Date (A) on or after the Step-down Date and (B) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:

(i)      concurrently,

         (a) to the Class A-1 Certificates, allocated between the Class A-1A and the Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance with the Class A Principal Allocation Percentage for these classes, until their respective class certificate balances have been reduced to zero, and

         (b) to the Class A-2A, Class A-2B, Class A-2C, and Class A-2D Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated sequentially to the Class A-2A Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2B Certificates until the class certificate balance thereof has been reduced to zero, to the Class A-2C Certificates until the class certificate balance thereof has been reduced to zero, and then to the Class A-2D Certificates until the class certificate balance thereof has been reduced to zero, provided, that if after making distributions pursuant to paragraphs (a) and (b) above on any Distribution Date (without giving effect to this proviso) the class certificate balance of any class of Class A Certificates is reduced to zero (considering the Class A-1A and Class A-1B certificates as one class and the Class A-2A, Class A-2B, Class A-2C, and Class A-2D Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (i) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (i), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (a) or (b) above, as applicable), until their class certificate balances have been reduced to zero;

(ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iii) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,


13


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(v) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vi) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(vii) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(viii) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(ix) to the Class B-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until their class certificate balance has been reduced to zero,

(x) to the Class B-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-4 Principal Distribution Amount, until their class certificate balance has been reduced to zero, and

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate class certificate balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3, Class B-4, and Class X certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A-1 Certificates, on the one hand, and the Class A-2 Certificates, on the other hand, based on their respective class certificate balances, with the principal allocated to the Class A-1 Certificates being allocated between the Class A-1A and Class A-1B Certificates in accordance with the Class A-1 Principal Distribution Allocation described above and the principal allocated to the Class A-2 Certificates, being allocated pro rata between the Class A-2A, Class A-2B, Class A-2C and Class A-2D Certificates.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

        (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

        (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

        (iii) concurrently, to the Class A-1 Certificates, any Basis Risk Carry Forward Amounts for such class, and to the Class A-2 Certificates, any Basis Risk Carry Forward Amounts for such class, allocated pro rata by their respective Basis Risk Carry Forward Amounts, and

        (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates any Basis Risk Carry Forward Amount for such classes,

        (v) certain swap termination payments to the Supplemental Interest Trust, and

        (vi) to the holders of the Class X certificates, any remaining amounts.

Supplemental Interest Trust. Funds deposited into the Supplemental Interest Trust on a Distribution Date will include: the net swap payments owed to the Swap Provider for such Distribution Date and net swap receipts from the Swap Provider for such Distribution Date. Funds in the Supplemental Interest Trust will be distributed on each Distribution Date in the following order of priority:

(i) to the Swap Provider, any net swap payments and certain swap termination payment (other than a defaulted swap termination payment) owed for such Distribution Date,

(ii)     to the certificateholders, to pay interest according to sections (ii),
         (iii) and (iv) of the "Interest Distributions on the LIBOR Certificates" section, to the extent unpaid from other available funds,

(iii) to the certificateholders, to pay principal according to the section "Principal Distributions on the LIBOR Certificates", but only to the extent necessary to cause the overcollateralization to be maintained at the current overcollateralization amount (prior to distribution of any amounts due), to the extent unpaid from other available funds,


14


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(iv) to the certificateholders, to pay unpaid interest shortfall and Basis Risk Carry Forward Amounts according to the section "Allocation of Net Monthly Excess Cashflow" to the extent unpaid, to the extent unpaid from other available funds,

(v) to the Swap Provider, any defaulted swap termination payment owed for such Distribution Date, and

(vi)     to the holders of the Class X certificates, any remaining amounts.

Allocation of Realized Losses. If on any Distribution Date, after giving effect to all distributions of principal and allocations of payments from the Supplemental Interest Trust to pay principal as described above, the aggregate class certificate balances of the Offered Certificates exceeds the aggregate scheduled principal balance of the Mortgage Loans for that Distribution Date, the class certificate balance of the applicable Class M or Class B Certificates will be reduced, in inverse order of seniority (beginning with the Class B-4 certificates) by an amount equal to that excess, until that class certificate balance is reduced to zero. This reduction of a class certificate balance for realized losses is referred to as an "Applied Realized Loss Amount." In the event Applied Realized Loss Amounts are allocated to any class of certificates, its class certificate balance will be reduced by the amount so allocated, and no funds will be distributable with respect to interest or Basis Risk Carry Forward Amounts on the amounts written down on that Distribution Date or any future Distribution Dates, even if funds are otherwise available for distribution. Notwithstanding the foregoing, if after an Applied Realized Loss Amount is allocated to reduce the class certificate balance of any class of certificates, amounts are received with respect to any Mortgage Loan or related mortgaged property that had previously been liquidated or otherwise disposed of (any such amount being referred to as a "Subsequent Recovery"), the class certificate balance of each class of certificates that has been previously reduced by Applied Realized Loss Amounts will be increased, in order of seniority, by the amount of the Subsequent Recoveries (but not in excess of the unpaid realized loss amount for the applicable class of Class M or Class B Certificates for the related Distribution Date). Any Subsequent Recovery that is received during a Prepayment Period will be treated as liquidation proceeds and included as part of the Principal Remittance Amount for the related Distribution Date.


15


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

                              No            1-12          13-24          25-36       37-48        49-60
        Product            Penalty         Months         Months        Months       Months      Months         Total
----------------------   ------------   ------------   ------------   -----------  ---------   -----------   ------------
2 YR ARM                  $60,313,597    $45,275,504    $63,812,335   $12,393,050         $0    $7,317,472   $189,111,958
2 YR ARM BALLOON 30/40     42,500,517     45,578,755     88,222,683    17,883,661    170,457     7,492,452    201,848,524
2 YR ARM IO                 6,934,694     14,460,659     38,677,050     6,429,738          0     2,963,862     69,466,002
3 YR ARM                      678,713      1,713,545              0     8,192,144          0       230,833     10,815,235
3 YR ARM BALLOON 30/40        443,137              0        229,434     5,736,353          0             0      6,408,924
3 YR ARM IO                   355,000        364,000              0     1,312,499          0       260,000      2,291,499
5 YR ARM                       66,959        303,777              0       287,120          0     2,935,080      3,592,935
5 YR ARM BALLOON 30/40        121,928        846,733        479,848       413,527          0     1,719,043      3,581,078
5 YR ARM IO                   460,000        375,192        220,000     1,648,110          0       788,200      3,491,502
Fixed                       6,975,114     19,497,962      2,367,702    11,955,346    373,623    25,891,882     67,061,629
Fixed Balloon 30/40           842,752      5,463,932        142,354     5,972,272          0     7,872,360     20,293,670
Fixed IO                            0        358,400        140,000       991,500          0     2,717,300      4,207,200
----------------------   ------------   ------------   ------------   -----------  ---------   -----------   ------------
Total:                   $119,692,409   $134,238,458   $194,291,406   $73,215,320   $544,080   $60,188,484   $582,170,156
======================   ============   ============   ============   ===========  =========   ===========   ============


                              No             1-12           13-24        25-36        37-48        49-60
        Product            Penalty          Months          Months      Months       Months       Months
----------------------   ------------   ------------   ------------   -----------  ---------   -----------
2 YR ARM                        10.36%          7.78%         10.96%         2.13%      0.00%         1.26%
2 YR ARM BALLOON 30/40           7.30           7.83          15.15          3.07       0.03          1.29
2 YR ARM IO                      1.19           2.48           6.64          1.10       0.00          0.51
3 YR ARM                         0.12           0.29           0.00          1.41       0.00          0.04
3 YR ARM BALLOON 30/40           0.08           0.00           0.04          0.99       0.00          0.00
3 YR ARM IO                      0.06           0.06           0.00          0.23       0.00          0.04
5 YR ARM                         0.01           0.05           0.00          0.05       0.00          0.50
5 YR ARM BALLOON 30/40           0.02           0.15           0.08          0.07       0.00          0.30
5 YR ARM IO                      0.08           0.06           0.04          0.28       0.00          0.14
Fixed                            1.20           3.35           0.41          2.05       0.06          4.45
Fixed Balloon 30/40              0.14           0.94           0.02          1.03       0.00          1.35
Fixed IO                         0.00           0.06           0.02          0.17       0.00          0.47
----------------------   ------------   ------------   ------------   -----------  ---------   -----------
Total:                          20.56%         23.06%         33.37%        12.58%      0.09%        10.34%
======================   ============   ============   ============   ===========  =========   ===========

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.


16


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month Forward LIBOR curves (as of close on November 29,
      2005) are used

o     40% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o     Certificates are priced at par

o     Assumes bonds pay on 25th of month

o     Assumes total servicing and master servicing fee of 51.125 bps


-------------------------------------------------------------------------------------------------------------
                                   First Dollar of Loss          LIBOR Flat                 0% Return
-------------------------------------------------------------------------------------------------------------
Class M-1   CDR (%)                                 28.33                     28.57                     31.13
            Yield (%)                              5.2378                    4.7730                    0.0155
            WAL                                      3.49                      3.49                      3.33
            Modified Duration                        3.16                      3.17                      3.09
            Principal Window                Jun09 - Jun09             Jun09 - Jun09             Apr09 - Apr09
            Principal Writedown         12,038.78 (0.03%)        770,681.32 (1.78%)     7,425,685.95 (17.13%)
            Total Collat Loss     105,680,168.99 (18.29%)   106,376,253.96 (18.41%)   111,970,109.70 (19.38%)
-------------------------------------------------------------------------------------------------------------
Class M-2   CDR (%)                                 24.44                     24.51                     25.09
            Yield (%)                              5.2645                    4.7432                    0.0107
            WAL                                      3.74                      3.74                      3.74
            Modified Duration                        3.37                      3.37                      3.43
            Principal Window                Sep09 - Sep09             Sep09 - Sep09             Sep09 - Sep09
            Principal Writedown          4,136.22 (0.04%)        242,959.55 (2.16%)     2,211,487.20 (19.63%)
            Total Collat Loss      96,085,719.12 (16.63%)    96,304,283.12 (16.67%)    98,104,115.96 (16.98%)
-------------------------------------------------------------------------------------------------------------
Class M-3   CDR (%)                                 18.70                     18.84                     19.86
            Yield (%)                              5.4236                    4.8031                    0.0123
            WAL                                      4.16                      4.16                      4.08
            Modified Duration                        3.69                       3.7                      3.69
            Principal Window                Feb10 - Feb10             Feb10 - Feb10             Jan10 - Jan10
            Principal Writedown         32,515.49 (0.17%)        571,816.25 (3.00%)     4,152,530.40 (21.78%)
            Total Collat Loss      79,836,372.82 (13.82%)    80,328,479.38 (13.90%)    83,381,053.67 (14.43%)
-------------------------------------------------------------------------------------------------------------
Class M-4   CDR (%)                                 16.31                     16.38                     16.87
            Yield (%)                              5.4714                    4.8097                    0.0953
            WAL                                      4.33                      4.33                      4.24
            Modified Duration                        3.81                      3.82                      3.81
            Principal Window                Apr10 - Apr10             Apr10 - Apr10             Mar10 - Mar10
            Principal Writedown         32,732.69 (0.37%)        314,589.96 (3.51%)     2,048,018.61 (22.87%)
            Total Collat Loss      72,076,466.58 (12.47%)    72,336,283.53 (12.52%)    73,718,995.18 (12.76%)
-------------------------------------------------------------------------------------------------------------
Class M-5   CDR (%)                                 14.18                     14.33                     14.76
            Yield (%)                              6.3424                    4.8122                    0.1066
            WAL                                      4.49                      4.49                      4.41
            Modified Duration                        3.86                      3.87                      3.86
            Principal Window                Jun10 - Jun10             Jun10 - Jun10             May10 - May10
            Principal Writedown          3,501.77 (0.04%)        635,686.95 (7.59%)     2,256,078.28 (26.93%)
            Total Collat Loss      64,728,270.66 (11.20%)    65,313,297.20 (11.30%)    66,610,750.17 (11.53%)
-------------------------------------------------------------------------------------------------------------
Class B-1   CDR (%)                                 12.71                     12.89                     13.16
            Yield (%)                              6.8158                    4.6686                    0.0285
            WAL                                      4.66                      4.58                      4.58
            Modified Duration                        3.92                      3.88                      3.92
            Principal Window                Aug10 - Aug10             Jul10 - Jul10             Jul10 - Jul10
            Principal Writedown         34,117.28 (0.56%)       681,580.96 (11.23%)     1,860,163.43 (30.66%)
            Total Collat Loss      59,540,399.59 (10.30%)    59,950,666.12 (10.37%)    61,035,335.83 (10.56%)
-------------------------------------------------------------------------------------------------------------


17


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Subordinate Certificates - To Maturity

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 4 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is not exercised

                           ----------------------------------------------------------------------------------------
                               50 PPA        75 PPA        100 PPA        125 PPA       150 PPA        175 PPA
-------------------------------------------------------------------------------------------------------------------
Class A-1A  WAL                 4.54          3.09           2.23          1.46           1.24          1.10
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       310            225           168            130            29            26
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class A-1B  WAL                 4.54          3.09           2.23          1.46           1.24          1.10
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       310            225           168            130            29            26
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class A-2A  WAL                 1.59          1.18           0.95          0.80           0.69          0.62
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay        36            25             21            17             15            13
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Class A-2B  WAL                 3.84          2.55           2.00          1.72           1.46          1.25
            First Prin Pay       36            25             21            17             15            13
            Last Prin Pay        62            41             28            24             21            18
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Class A-2C  WAL                 7.82          5.16           3.25          2.20           1.94          1.74
            First Prin Pay       62            41             28            24             21            18
            Last Prin Pay       142            93             68            31             25            24
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Class A-2D  WAL                16.47          11.08          8.08          2.97           2.25          2.04
            First Prin Pay      142            93             68            31             25            24
            Last Prin Pay       313            226           168            129            29            26
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Class M-1   WAL                 9.18          6.15           5.08          6.20           5.03          4.20
            First Prin Pay       49            38             44            53             43            36
            Last Prin Pay       278            194           143            123           104            86
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Class M-2   WAL                 9.14          6.11           4.86          4.68           3.74          3.17
            First Prin Pay       49            38             43            49             40            34
            Last Prin Pay       258            177           130            100            79            66
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Class M-3   WAL                 9.11          6.08           4.77          4.39           3.51          2.99
            First Prin Pay       49            37             41            45             36            31
            Last Prin Pay       251            171           125            96             77            63
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Class M-4   WAL                 9.06          6.03           4.69          4.18           3.36          2.86
            First Prin Pay       49            37             40            43             35            30
            Last Prin Pay       235            159           116            89             71            59
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Class M-5   WAL                 9.01          6.00           4.64          4.08           3.27          2.79
            First Prin Pay       49            37             39            41             33            29
            Last Prin Pay       225            152           111            85             68            56
-------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------
Class B-1   WAL                 8.95          5.95           4.60          3.99           3.20          2.74
            First Prin Pay       49            37             39            40             33            28
            Last Prin Pay       215            144           105            81             64            53
-------------------------------------------------------------------------------------------------------------------


18


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Sensitivity Table for the Subordinate Certificates - To Call

      The assumptions for the sensitivity table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month LIBOR remain static

o     10% Clean Up Call is exercised on the first possible date

                           ----------------------------------------------------------------------------------------
                               50 PPA        75 PPA        100 PPA        125 PPA       150 PPA        175 PPA
-------------------------------------------------------------------------------------------------------------------
Class A-1A  WAL                 4.22          2.86           2.06          1.45           1.24          1.10
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       151            100            73            56             29            26
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class A-1B  WAL                 4.22          2.86           2.06          1.45           1.24          1.10
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay       151            100            73            56             29            26
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class A-2A  WAL                 1.59          1.18           0.95          0.80           0.69          0.62
            First Prin Pay       1              1             1              1             1              1
            Last Prin Pay        36            25             21            17             15            13
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class A-2B  WAL                 3.84          2.55           2.00          1.72           1.46          1.25
            First Prin Pay       36            25             21            17             15            13
            Last Prin Pay        62            41             28            24             21            18
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class A-2C  WAL                 7.82          5.16           3.25          2.20           1.94          1.74
            First Prin Pay       62            41             28            24             21            18
            Last Prin Pay       142            93             68            31             25            24
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class A-2D  WAL                12.52          8.28           6.04          2.85           2.25          2.04
            First Prin Pay      142            93             68            31             25            24
            Last Prin Pay       151            100            73            56             29            26
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class M-1   WAL                 8.31          5.54           4.63          4.65           3.66          3.15
            First Prin Pay       49            38             44            53             43            36
            Last Prin Pay       151            100            73            56             44            38
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class M-2   WAL                 8.31          5.53           4.43          4.35           3.47          2.97
            First Prin Pay       49            38             43            49             40            34
            Last Prin Pay       151            100            73            56             44            38
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class M-3   WAL                 8.31          5.53           4.37          4.08           3.25          2.80
            First Prin Pay       49            37             41            45             36            31
            Last Prin Pay       151            100            73            56             44            38
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class M-4   WAL                 8.31          5.52           4.31          3.89           3.12          2.68
            First Prin Pay       49            37             40            43             35            30
            Last Prin Pay       151            100            73            56             44            38
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class M-5   WAL                 8.31          5.52           4.29          3.81           3.06          2.63
            First Prin Pay       49            37             39            41             33            29
            Last Prin Pay       151            100            73            56             44            38
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Class B-1   WAL                 8.31          5.52           4.28          3.75           3.00          2.59
            First Prin Pay       49            37             39            40             33            28
            Last Prin Pay       151            100            73            56             44            38
-------------------------------------------------------------------------------------------------------------------


19


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Excess Spread. (1) The information in the following table has been prepared in accordance with the following assumptions (i) One and Six-month LIBOR increase in accordance with the LIBOR Forward Curves as of the close on November 29, 2005, (ii) daycount convention of 30/360 is applied, and (iii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual excess spread on any distribution date will conform to the corresponding rate set forth for that Distribution Date in the following table.


            Distribution     Excess                Distribution      Excess                Distribution   Excess Spread
  Period        Date       Spread (%)     Period       Date        Spread (%)    Period        Date            (%)
 --------   ------------   ----------    --------  ------------    ----------    ------    ------------   -------------
    1          Jan-06        2.6091         49        Jan-10         4.3246        97         Jan-14              3.8830
    2          Feb-06        2.1116         50        Feb-10         4.2907        98         Feb-14              3.8839
    3          Mar-06        2.1502         51        Mar-10         4.7706        99         Mar-14              4.4326
    4          Apr-06        2.1096         52        Apr-10         4.2925        100        Apr-14              3.9253
    5          May-06        2.1203         53        May-10         4.4576        101        May-14              4.1303
    6          Jun-06        2.0991         54        Jun-10         4.2890        102        Jun-14              3.9746
    7          Jul-06        2.1168         55        Jul-10         4.4327        103        Jul-14              4.1645
    8          Aug-06        2.0883         56        Aug-10         4.2601        104        Aug-14              4.0141
    9          Sep-06        2.0823         57        Sep-10         4.2467        105        Sep-14              4.0344
    10         Oct-06        2.1115         58        Oct-10         4.3950        106        Oct-14              4.2244
    11         Nov-06        2.0758         59        Nov-10         4.2584        107        Nov-14              4.0936
    12         Dec-06        2.1143         60        Dec-10         4.4095        108        Dec-14              4.2797
    13         Jan-07        2.0740         61        Jan-11         4.2220        109        Jan-15              4.1352
    14         Feb-07        2.0697         62        Feb-11         4.1860        110        Feb-15              4.1479
    15         Mar-07        2.2372         63        Mar-11         4.7165        111        Mar-15              4.6710
    16         Apr-07        2.0769         64        Apr-11         4.1871        112        Apr-15              4.2083
    17         May-07        2.1380         65        May-11         4.3788        113        May-15              4.4035
    18         Jun-07        2.0788         66        Jun-11         4.1926        114        Jun-15              4.2649
    19         Jul-07        2.1426         67        Jul-11         4.3507        115        Jul-15              4.4451
    20         Aug-07        2.0730         68        Aug-11         4.1640        116        Aug-15              4.3099
    21         Sep-07        2.0711         69        Sep-11         4.1502        117        Sep-15              4.3345
    22         Oct-07        2.1886         70        Oct-11         4.3105        118        Oct-15              4.5151
    23         Nov-07        3.2048         71        Nov-11         4.1511        119        Nov-15              4.4061
    24         Dec-07        3.3242         72        Dec-11         4.3103        120        Dec-15              4.5853
    25         Jan-08        3.1609         73        Jan-12         4.1213
    26         Feb-08        3.1300         74        Feb-12         3.7152
    27         Mar-08        3.4179         75        Mar-12         4.0977
    28         Apr-08        3.1708         76        Apr-12         3.7132
    29         May-08        4.3190         77        May-12         3.8999
    30         Jun-08        4.1655         78        Jun-12         3.6995
    31         Jul-08        4.2989         79        Jul-12         3.8713
    32         Aug-08        4.1445         80        Aug-12         3.6804
    33         Sep-08        4.1328         81        Sep-12         3.6824
    34         Oct-08        4.2792         82        Oct-12         3.8735
    35         Nov-08        4.4240         83        Nov-12         3.7138
    36         Dec-08        4.5622         84        Dec-12         3.9024
    37         Jan-09        4.4026         85        Jan-13         3.7232
    38         Feb-09        4.2066         86        Feb-13         3.7172
    39         Mar-09        4.7161         87        Mar-13         4.2859
    40         Apr-09        4.2807         88        Apr-13         3.7463
    41         May-09        4.5125         89        May-13         3.9547
    42        June-09        4.3514         90        Jun-13         3.7811
    43         Jul-09        4.4978         91        Jul-13         3.9722
    44         Aug-09        4.3327         92        Aug-13         3.8033
    45         Sep-09        4.3223         93        Sep-13         3.8139
    46         Oct-09        4.4689         94        Oct-13         4.0062
    47         Nov-09        4.3444         95        Nov-13         3.8611
    48         Dec-09        4.4905         96        Dec-13         4.0486


Notes: (1) Assumes servicing fee and master servicing fee to be 51.125 bps.


20


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap, Loan Group I WAC Cap, Loan Group II WAC Cap(1) . The information in the following table has been prepared in accordance with the following assumptions
(i) one and six-month LIBOR remain constant at 20.00%, (iii) daycount convention of actual/360 is applied, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

                                       Loan Group    Loan Group                                           Loan Group    Loan Group
           Distribution      WAC        I WAC Cap    II WAC Cap               Distribution      WAC        I WAC Cap    II WAC Cap
Period         Date        Cap (%)         (%)          (%)         Period        Date        Cap (%)         (%)          (%)
------     ------------    -------     ----------    ----------     ------    ------------    -------     ----------    ----------
  1           Jan-06       22.3659       22.4567      22.3262         49         Jan-10       13.2635       13.3259      13.2362
  2           Feb-06       21.4997       21.5817      21.4638         50         Feb-10       13.2272       13.2889      13.2001
  3           Mar-06       21.6279       21.7187      21.5882         51         Mar-10       14.4067       14.4743      14.3770
  4           Apr-06       21.1934       21.2754      21.1576         52         Apr-10       13.1568       13.2171      13.1303
  5           May-06       21.0790       21.1637      21.0420         53         May-10       13.5444       13.6110      13.5152
  6           Jun-06       20.7577       20.8396      20.7219         54         Jun-10       13.1297       13.1935      13.1017
  7           Jul-06       20.5792       20.6638      20.5422         55         Jul-10       13.4615       13.5267      13.4329
  8           Aug-06       20.1802       20.2620      20.1445         56         Aug-10       12.9351       12.9976      12.9077
  9           Sep-06       19.8344       19.9161      19.7986         57         Sep-10       12.7899       12.8506      12.7632
  10          Oct-06       19.5506       19.6350      19.5137         58         Oct-10       13.0271       13.0898      12.9996
  11          Nov-06       19.0193       19.1009      18.9836         59         Nov-10       12.5546       12.6058      12.5321
  12          Dec-06       18.7131       18.7973      18.6762         60         Dec-10       12.7956       12.8478      12.7727
  13          Jan-07       18.1964       18.2778      18.1608         61         Jan-11       11.7177       11.7675      11.6958
  14          Feb-07       17.8017       17.8830      17.7661         62         Feb-11       11.7009       11.7500      11.6793
  15          Mar-07       17.8130       17.9029      17.7736         63         Mar-11       12.9370       12.9895      12.9139
  16          Apr-07       17.0436       17.1248      17.0081         64         Apr-11       11.6683       11.7157      11.6474
  17          May-07       16.8101       16.8939      16.7735         65         May-11       12.0631       12.0994      12.0471
  18          Jun-07       16.3250       16.4060      16.2896         66         Jun-11       11.6567       11.6913      11.6415
  19          Jul-07       16.1178       16.2020      16.0809         67         Jul-11       12.0274       12.0624      12.0119
  20          Aug-07       15.6435       15.7249      15.6079         68         Aug-11       11.6220       11.6553      11.6073
  21          Sep-07       15.3172       15.4008      15.2806         69         Sep-11       11.6055       11.6372      11.5915
  22          Oct-07       15.1925       15.2633      15.1615         70         Oct-11       11.9744       12.0073      11.9600
  23          Nov-07       10.2669       10.3440      10.2332         71         Nov-11       11.5927       11.6125      11.5840
  24          Dec-07       10.5307       10.6093      10.4964         72         Dec-11       11.9608       11.9806      11.9520
  25          Jan-08       10.3053       10.3809      10.2722         73         Jan-12       11.5570       11.5757      11.5488
  26          Feb-08       10.3207       10.3955      10.2880         74         Feb-12       11.5390       11.5572      11.5310
  27          Mar-08       10.7848       10.8668      10.7489         75         Mar-12       12.3166       12.3344      12.3087
  28          Apr-08       10.2858       10.3482      10.2585         76         Apr-12       11.5041       11.5208      11.4967
  29          May-08       11.5569       11.6290      11.5253         77         May-12       11.8912       11.8965      11.8889
  30          Jun-08       11.2358       11.3053      11.2054         78         Jun-12       11.4892       11.4939      11.4872
  31          Jul-08       11.4746       11.5467      11.4431         79         Jul-12       11.8532       11.8575      11.8513
  32          Aug-08       11.1544       11.2238      11.1240         80         Aug-12       11.4523       11.4560      11.4506
  33          Sep-08       11.1158       11.1870      11.0846         81         Sep-12       11.4343       11.4370      11.4332
  34          Oct-08       11.4023       11.4610      11.3766         82         Oct-12       11.7964       11.7990      11.7952
  35          Nov-08       11.9257       11.9951      11.8953         83         Nov-12       11.4113       11.4061      11.4135
  36          Dec-08       12.2092       12.2793      12.1785         84         Dec-12       11.7722       11.7664      11.7747
  37          Jan-09       11.8553       11.9222      11.8259         85         Jan-13       11.3735       11.3676      11.3761
  38          Feb-09       11.8214       11.8869      11.7927         86         Feb-13       11.3545       11.3482      11.3573
  39          Mar-09       12.8168       12.8911      12.7842         87         Mar-13       12.5500       12.5425      12.5533
  40          Apr-09       11.7991       11.8518      11.7760         88         Apr-13       11.3164       11.3093      11.3195
  41          May-09       13.1710       13.2362      13.1424         89         May-13       11.6738       11.6660      11.6772
  42          Jun-09       12.7787       12.8413      12.7513         90         Jun-13       11.2780       11.2701      11.2814
  43          Jul-09       13.0988       13.1632      13.0706         91         Jul-13       11.6340       11.6255      11.6377
  44          Aug-09       12.7075       12.7692      12.6805         92         Aug-13       11.2393       11.2307      11.2431
  45          Sep-09       12.6732       12.7357      12.6458         93         Sep-13       11.2199       11.2110      11.2239
  46          Oct-09       13.0237       13.0788      12.9996         94         Oct-13       11.5738       11.5642      11.5780
  47          Nov-09       13.3368       13.4005      13.3089         95         Nov-13       11.1809       11.1713      11.1852
  48          Dec-09       13.6791       13.7443      13.6506         96         Dec-13       11.5334       11.5231      11.5379


21


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Aggregate    Loan Group   Loan Group
           Distribution      WAC       I WAC Cap    II WAC Cap
Period         Date        Cap (%)        (%)          (%)
------     ------------   ---------    ----------   ----------
  97          Jan-14       11.1417        11.1315     11.1463
  98          Feb-14       11.1221        11.1115     11.1267
  99          Mar-14       12.2919        12.2798     12.2972
  100         Apr-14       11.0825        11.0713     11.0875
  101         May-14       11.4315        11.4196     11.4367
  102         Jun-14       11.0428        11.0310     11.0481
  103         Jul-14       11.3904        11.3779     11.3959
  104         Aug-14       11.0030        10.9906     11.0084
  105         Sep-14       10.9830        10.9703     10.9885
  106         Oct-14       11.3284        11.3150     11.3342
  107         Nov-14       10.9428        10.9297     10.9487
  108         Dec-14       11.2868        11.2730     11.2929
  109         Jan-15       10.9026        10.8889     10.9086
  110         Feb-15       10.8824        10.8685     10.8885
  111         Mar-15       12.0259        12.0103     12.0328
  112         Apr-15       10.8419        10.8276     10.8482
  113         May-15       11.1823        11.1673     11.1889
  114         Jun-15       10.8013        10.7865     10.8078
  115         Jul-15       11.1403        11.1249     11.1471
  116         Aug-15       10.7605        10.7454     10.7672
  117         Sep-15       10.7401        10.7249     10.7469
  118         Oct-15       11.0770        11.0611     11.0841
  119         Nov-15       10.6993        10.6837     10.7062
  120         Dec-15       11.0347        11.0185     11.0419


Notes: (1) Assumes servicing fee and master servicing fee to be 51.125 bps.


22


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Swap Agreement. On the Closing Date, the Trustee will enter into a swap agreement with an initial swap notional amount of $599,302,489.00. Under the swap agreement, on each Distribution Date prior to the termination of the swap agreement, the trust shall be obligated to pay an amount equal to a per annum rate of [4.86]% (on a 30/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates to the Swap Provider and the trust will be entitled to receive an amount equal to a per annum rate of 1-month LIBOR (on a actual/360 basis) on the lesser of the swap notional amount and the aggregate class certificate balance of the LIBOR Certificates from the Swap Provider. Only the net amount of the two obligations above will be paid by the appropriate party.

Swap Schedule

                                   Swap Notional                                          Swap Notional
Period      Distribution Date        Amount ($)        Period     Distribution Date           Amount
------      -----------------      -------------       ------     -----------------       -------------
  1              Jan-06                554,794,199       38            Jan-09                20,676,462
  2              Feb-06                545,899,865       39            Feb-09                19,709,639
  3              Mar-06                534,937,509       40            Mar-09                18,788,853
  4              Apr-06                521,925,257       41            Apr-09                17,911,847
  5              May-06                506,902,034       42            May-09                17,076,478
  6              Jun-06                489,928,331       43            Jun-09                16,280,713
  7              Jul-06                471,086,682       44            Jul-09                15,522,624
  8              Aug-06                450,481,810       45            Aug-09                14,800,378
  9              Sep-06                428,240,414       46            Sep-09                14,112,237
  10             Oct-06                404,510,541       47            Oct-09                13,456,550
  11             Nov-06                379,460,512       48            Nov-09                12,831,749
  12             Dec-06                355,876,455       49            Dec-09                12,236,344
  13             Jan-07                333,671,965       50            Jan-10                11,668,921
  14             Feb-07                312,765,756       51            Feb-10                11,128,134
  15             Mar-07                293,081,361       52            Mar-10                10,612,707
  16             Apr-07                274,546,841       53            Apr-10                10,121,425
  17             May-07                257,094,517       54            May-10                 9,653,134
  18             Jun-07                240,660,720       55            Jun-10                 9,128,679
  19             Jul-07                225,185,545       56            Jul-10                 7,953,082
  20             Aug-07                210,612,636       57            Aug-10                 6,854,531
  21             Sep-07                196,888,968       58            Sep-10                 5,827,724
  22             Oct-07                183,964,652       59            Oot-10                 4,867,738
  23             Nov-07                 49,150,306       60            Nov-10                 3,968,766
  24             Dec-07                 46,779,719       61         Dec-10 onwards                    0
  25             Jan-08                 44,525,123
  26             Feb-08                 42,380,745
  27             Mar-08                 40,341,104
  28             Apr-08                 38,400,998
  29             May-08                 36,555,485
  30             Jun-08                 34,799,878
  31             Jul-08                 33,129,723
  32             Aug-08                 31,540,792
  33             Sep-08                 30,029,071
  34             Oct-08                 28,590,747
  35             Nov-08                 24,225,291
  36             Dec-08                 22,963,390
  37             Jan-09                 21,782,865


23


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral(1)

 Scheduled Principal Balance:                                    $582,170,156
 Number of Mortgage Loans:                                              2,716
 Average Scheduled Principal Balance:                                $214,348
 Weighted Average Gross Coupon:                                        7.664%
 Weighted Average Net Coupon: (2)                                      7.149%
 Weighted Average Current FICO Score:                                     636
 Weighted Average Original LTV Ratio:                                  80.88%
 Weighted Average Stated Remaining Term (months):                         358
 Weighted Average Seasoning(months):                                        1
 Weighted Average Months to Roll: (3)                                      24
 Fixed Rate:                                                           15.73%
 Weighted Average Gross Margin: (3)                                     6.15%
 Weighted Average Initial Rate Cap: (3)                                 1.50%
 Weighted Average Periodic Rate Cap: (3)                                1.50%
 Weighted Average Gross Maximum Lifetime Rate: (3)                     14.72%
 Silent Seconds:                                                       40.99%

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.

                                              Distribution by Current Principal Balance

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                  Pct. Of     Weighted     Weighted                 Avg.
                                                  Pool By     Avg.         Avg.        Avg.         Combined                 Pct.
 Current Principal     Number       Principal     Principal   Gross        Current     Principal    Original    Pct.         Owner
      Balance          of Loans      Balance      Balance      Coupon        FICO       Balance       LTV       Full Doc    Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below         47        $  2,038,265     0.35%       8.609%       586       $ 43,367       70.12%      83.14%      77.73%
 $50,001 -  $75,000     216          13,772,878     2.37        8.448        608         63,763       81.91       68.82       76.67
 $75,001 -  $100,000    248          22,105,776     3.80        8.221        604         89,136       80.69       63.10       83.96
 $100,001 - $125,000    268          30,441,410     5.23        7.982        617        113,587       81.43       50.52       87.94
 $125,001 - $150,000    298          40,870,015     7.02        7.945        614        137,148       81.71       52.67       86.94
 $150,001 - $200,000    465          81,246,653    13.96        7.858        619        174,724       81.16       41.92       82.73
 $200,001 - $250,000    336          75,651,687    12.99        7.715        628        225,154       80.03       33.31       85.35
 $250,001 - $300,000    251          69,079,223    11.87        7.535        637        275,216       80.27       28.78       86.13
 $300,001 - $350,000    166          54,039,612     9.28        7.539        642        325,540       81.35       27.55       90.49
 $350,001 - $400,000    138          51,767,585     8.89        7.371        660        375,127       80.81       12.95       91.93
 $400,001 & Above       283         141,157,051    24.25        7.418        656        498,788       81.04       21.67       90.05
------------------------------------------------------------------------------------------------------------------------------------
 Total:                2,716       $582,170,156   100.00%       7.664%       636       $214,348      80.88%      33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------

                                                     Distribution by Current Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                              Pct. Of      Weighted     Weighted                  Avg.
                                              Pool By      Avg.         Avg.         Avg.         Combined                  Pct.
                  Number        Principal     Principal    Gross        Current      Principal    Original     Pct.         Owner
 Current Rate     of Loans       Balance       Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%       3        $    776,673       0.13%        5.385%       752         $258,891      69.87%       44.70%       67.24%
 5.50 - 5.99%      41          11,748,306       2.02         5.879        703          286,544      76.89        50.81        96.16
 6.00 - 6.49%     107          29,388,101       5.05         6.305        687          274,655      76.30        40.02        97.73
 6.50 - 6.99%     450         121,158,739      20.81         6.832        673          269,242      79.14        27.32        93.44
 7.00 - 7.49%     390          95,823,764      16.46         7.293        651          245,702      80.30        27.53        90.74
 7.50 - 7.99%     775         162,676,352      27.94         7.799        627          209,905      80.77        30.05        83.36
 8.00 - 8.49%     290          54,270,870       9.32         8.275        605          187,141      83.03        40.03        86.10
 8.50 - 8.99%     421          72,081,276      12.38         8.755        592          171,214      83.50        38.61        78.14
 9.00% & Above    239          34,246,076       5.88         9.574        571          143,289      85.77        50.62        83.36
------------------------------------------------------------------------------------------------------------------------------------
 Total:         2,716        $582,170,156     100.00%        7.664%       636         $214,348      80.88%       33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------


24


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
 Credit Score    of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above      153        $ 37,566,878    6.45%        7.175%        763         $245,535      82.70%        26.71%       67.37%
 720 - 739        101          28,925,720    4.97         6.957         729          286,393      80.83         21.29        78.47
 700 - 719        145          35,996,509    6.18         7.110         708          248,252      80.21         14.28        78.93
 680 - 699        222          55,161,458    9.48         7.312         688          248,475      81.10         17.67        79.56
 660 - 679        241          61,327,546   10.53         7.314         669          254,471      81.19         22.37        81.34
 640 - 659        260          57,470,123    9.87         7.440         649          221,039      81.34         25.06        85.82
 620 - 639        369          81,518,419   14.00         7.681         630          220,917      80.80         25.08        90.98
 600 - 619        281          55,668,825    9.56         7.865         611          198,110      81.78         39.86        93.47
 580 - 599        205          40,382,614    6.94         7.879         590          196,988      81.13         47.52        92.37
 560 - 579        168          32,514,842    5.59         8.262         570          193,541      82.05         36.57        97.33
 540 - 559        185          32,570,662    5.59         8.262         549          176,058      79.49         48.43        98.55
 520 - 539        213          36,995,598    6.35         8.486         529          173,688      78.72         62.46        95.48
 500 - 519        172          25,947,788    4.46         8.510         509          150,859      78.23         82.59        99.05
 499 & Below        1             123,175    0.02         8.500         474          123,175      85.00        100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:         2,716        $582,170,156  100.00%        7.664%        636         $214,348      80.88%        33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------


                                                         Distribution by Lien

                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
     Lien        of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1st Lien        2,716        $582,170,156  100.00%      7.664%        636          $214,348     80.88%        33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------
 Total:          2,716        $582,170,156  100.00%      7.664%        636          $214,348     80.88%        33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------


                                             Distribution by Remaining Amortization Term

                                                                                                   Weighted
                                              Pct. Of       Weighted     Weighted                  Avg.
   Remaining                                  Pool By       Avg.         Avg.         Avg.         Combined                 Pct.
  Amortization     Number       Principal     Principal     Gross        Current      Principal    Original      Pct.       Owner
      Term         of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Interest-Only     268       $ 79,456,204    13.65%         6.968%       685        $296,478      80.19%        38.05%       97.83%
 61 - 120            3            107,194     0.02          7.539        624          35,731      48.86        100.00       100.00
 121 - 180          27          2,647,252     0.45          7.587        625          98,046      65.42         33.56        77.70
 181 - 240          20          1,931,870     0.33          7.393        623          96,594      72.32         76.56        86.83
 301 - 360       1,458        265,895,440    45.67          7.788        630         182,370      80.91         37.32        84.13
 421 - 480         940        232,132,196    39.87          7.764        625         246,949      81.34         26.45        87.29
------------------------------------------------------------------------------------------------------------------------------------
 Total:          2,716       $582,170,156   100.00%         7.664%       636        $214,348      80.88%        33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------


                                                     Distribution by Original LTV


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                              Pct. Of      Weighted     Weighted                  Avg.
                                              Pool By      Avg.         Avg.         Avg.         Combined                  Pct.
                   Number       Principal     Principal    Gross        Current      Principal    Original     Pct.         Owner
  Original LTV     of Loans      Balance       Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below      139       $ 23,496,885    4.04%        7.415%       601         $169,042      50.16%       24.69%       88.26%
 60.01 - 70.00%      181         35,686,631    6.13         7.576        605          197,164      66.97        27.96        87.66
 70.01 - 80.00%    1,286        310,479,177   53.33         7.409        651          241,430      78.98        21.76        93.73
 80.01 - 85.00%      395         75,104,125   12.90         7.954        603          190,137      84.37        43.92        79.33
 85.01 - 90.00%      425         89,256,552   15.33         8.181        622          210,015      89.56        43.61        75.94
 90.01 - 95.00%      144         24,894,202    4.28         8.156        655          172,876      94.25        75.11        61.26
 95.01 - 100.00%     146         23,252,585    3.99         8.014        654          159,264      99.64        83.48        95.64
------------------------------------------------------------------------------------------------------------------------------------
 Total:            2,716       $582,170,156  100.00%        7.664%       636         $214,348      80.88%       33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------


25


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Documentation

                                                                                                  Weighted
                                              Pct. Of      Weighted     Weighted                  Avg.
                                              Pool By      Avg.         Avg.         Avg.         Combined                  Pct.
                   Number       Principal     Principal    Gross        Current      Principal    Original     Pct.         Owner
 Documentation     of Loans      Balance       Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Stated Income     1,473       $362,954,257   62.35%       7.619%       652          $246,405      79.16%       0.00%        86.94%
 Full              1,142        193,347,149   33.21        7.755        607           169,306      84.08      100.00         87.67
 Limited Income      101         25,868,751    4.44        7.626        617           256,126      81.04        0.00         88.31
------------------------------------------------------------------------------------------------------------------------------------
 Total:            2,716       $582,170,156  100.00%       7.664%       636          $214,348      80.88%      33.21%        87.24%
------------------------------------------------------------------------------------------------------------------------------------



                                                       Distribution by Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                             Pct. Of      Weighted     Weighted                   Avg.
                                             Pool By      Avg.         Avg.         Avg.          Combined                  Pct.
                  Number       Principal     Principal    Gross        Current      Principal     Original     Pct.         Owner
    Purpose       of Loans      Balance       Balance      Coupon        FICO        Balance         LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase         1,276        $290,811,278   49.95%       7.564%       665         $227,909       81.42%       26.19%       84.30%
 Cashout Refi     1,399         284,488,761   48.87        7.764        606          203,352       80.35        40.23        90.24
 Rate/term
 Refi                41           6,870,117    1.18         7.742       616          167,564       79.96        39.93        87.85
------------------------------------------------------------------------------------------------------------------------------------
 Total:           2,716        $582,170,156  100.00%      7.664%        636         $214,348       80.88%       33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------


                                                      Distribution by Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                               Pct. Of      Weighted    Weighted                  Avg.
                                               Pool By      Avg.        Avg.         Avg.         Combined                  Pct.
                    Number       Principal     Principal    Gross       Current      Principal    Original     Pct.         Owner
    Occupancy       of Loans      Balance       Balance      Coupon       FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied   2,324        $507,899,180    87.24%       7.615%      629          $218,545      80.54%       33.37%       100.00%
 Non Owner          343          63,259,851    10.87        8.001       676           184,431      82.77        33.32          0.00
 Second Home         49          11,011,126     1.89        7.986       704           224,717      85.37        25.06          0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:           2,716        $582,170,156   100.00%       7.664%      636          $214,348      80.88%       33.21%        87.24%
------------------------------------------------------------------------------------------------------------------------------------



                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                             Pct. Of      Weighted     Weighted                   Avg.
                                             Pool By      Avg.         Avg.          Avg.         Combined                  Pct.
                  Number       Principal     Principal    Gross        Current       Principal    Original     Pct.         Owner
 Property Type    of Loans      Balance       Balance      Coupon         FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family    1,860       $361,001,861    62.01%       7.728%       622           $194,087      81.11%       38.24%       91.58%
 3-4 Family         366        100,894,290    17.33        7.431        669            275,667      79.53        24.30        77.29
 PUD                249         67,208,553    11.54        7.731        638            269,914      80.58        28.73        86.61
 Condo              210         46,565,750     8.00        7.545        664            221,742      81.84        19.47        76.38
 Hi-rise Condo       12          3,587,539     0.62        7.960        663            298,962      86.40        40.21        72.88
 Townhouse           17          2,712,246     0.47        7.885        601            159,544      83.17        27.77       100.00
 Modular Home         2            199,917     0.03        7.632        597             99,959      89.80       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:           2,716       $582,170,156   100.00%       7.664%       636           $214,348      80.88%       33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------


26


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
    State        of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA              379        $126,360,623     21.71%       7.269%        651         $333,405      79.30%        18.46%       88.32%
 NY              297          84,857,615     14.58        7.166         655          285,716      76.79         30.46        94.77
 FL              296          52,413,247      9.00        7.868         637          177,072      82.08         25.48        74.06
 IL              190          38,874,397      6.68        7.742         635          204,602      81.79         26.64        87.13
 NJ              124          36,418,871      6.26        7.867         638          293,701      83.54         24.32        86.96
 AZ               96          20,278,261      3.48        8.022         617          211,232      79.70         40.11        83.73
 VA               73          19,189,551      3.30        7.738         633          262,871      81.78         28.38        87.15
 MA               57          16,542,522      2.84        7.900         626          290,220      81.49         31.92        91.96
 NV               63          15,987,134      2.75        7.416         652          253,764      79.51         32.22        72.11
 MD               55          15,552,235      2.67        7.918         610          282,768      81.29         26.44        91.49
 Other         1,086         155,695,700     26.74        8.041         616          143,366      83.20         53.62        87.89
------------------------------------------------------------------------------------------------------------------------------------
 Total:        2,716        $582,170,156    100.00%       7.664%        636         $214,348      80.88%        33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------



                                                         Distribution by Zip

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
     Zip         of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11221           6         $  2,771,922     0.48%        7.230%        662         $461,987      81.91%        15.90%       100.00%
 11236           6            2,328,055     0.40         7.088         631          388,009      78.19         26.16        100.00
 11550           7            2,053,257     0.35         7.135         656          293,322      76.30         16.36        100.00
 10550           4            1,999,260     0.34         7.521         657          499,815      78.97         25.59         80.32
 07093           5            1,862,903     0.32         7.324         639          372,581      85.09         43.12        100.00
 11717           8            1,841,037     0.32         7.124         657          230,130      74.87         10.58        100.00
 22193           5            1,793,552     0.31         6.807         654          358,710      82.93         61.26        100.00
 07105           5            1,759,329     0.30         7.881         632          351,866      83.91          0.00        100.00
 07060           5            1,749,544     0.30         8.441         577          349,909      83.08          0.00        100.00
 08260           4            1,678,654     0.29         8.828         753          419,663      93.53         24.56          0.00
 Other       2,661          562,332,644    96.59         7.670         635          211,324      80.85         33.60         87.16
------------------------------------------------------------------------------------------------------------------------------------
 Total:      2,716         $582,170,156   100.00%        7.664%        636         $214,348      80.88%        33.21%        87.24%
------------------------------------------------------------------------------------------------------------------------------------


                                             Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
  Remaining                                 Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
  Months To      Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
   Maturity      of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180            30       $  2,754,446    0.47%        7.585%        625         $ 91,815       64.78%        36.14%       78.57%
 181 - 240          19          1,836,062    0.32         7.465         624           96,635       71.92         75.34        86.14
 241 - 360       2,667        577,579,648   99.21         7.665         636          216,565       80.98         33.06        87.29
------------------------------------------------------------------------------------------------------------------------------------
 Total:          2,716       $582,170,156  100.00%        7.664%        636         $214,348       80.88%        33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------


27


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by Amortization Type


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                                       Pct. Of     Weighted    Weighted              Avg.
                              Number                   Pool By     Avg.        Avg.       Avg.       Combined              Pct.
                              of         Principal     Principal   Gross       Current    Principal  Original    Pct.      Owner
     Amortization Type         Loans      Balance      Balance      Coupon      FICO      Balance      LTV       Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM                     963       $189,111,958    32.48%      7.879%      627        $196,378    81.26%      32.06%     83.72%
 2 YR ARM BALLOON 30/40       801        201,848,524    34.67       7.800       624         251,996    81.27       23.58      86.88
 2 YR ARM IO                  227         69,466,002    11.93       6.975       685         306,018    79.83       34.00      97.83
 3 YR ARM                      73         10,815,235     1.86       8.193       621         148,154    85.16       57.16      87.25
 3 YR ARM BALLOON 30/40        30          6,408,924     1.10       7.842       629         213,631    86.17       48.74      95.49
 3 YR ARM IO                    8          2,291,499     0.39       7.285       676         286,437    87.40       74.69      90.57
 5 YR ARM                      30          3,592,935     0.62       7.900       646         119,765    88.66       71.44      82.30
 5 YR ARM BALLOON 30/40        18          3,581,078     0.62       7.892       634         198,949    90.43       59.84      95.81
 5 YR ARM IO                   16          3,491,502     0.60       7.070       676         218,219    84.23       54.95     100.00
 Fixed                        442         67,061,629    11.52       7.442       639         151,723    77.91       48.20      84.74
 Fixed Balloon 30/40           91         20,293,670     3.49       7.354       636         223,007    78.89       42.05      87.22
 Fixed IO                      17          4,207,200     0.72       6.584       698         247,482    78.82       70.88     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     2,716       $582,170,156   100.00%      7.664%      636        $214,348    80.88%      33.21%     87.24%
------------------------------------------------------------------------------------------------------------------------------------



                                                 Distribution by Initial Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
   Initial       Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
 Periodic Cap    of Loans      Balance       Balance     Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%               3       $    531,818      0.09%        8.047%        587         $177,273      71.72%         0.00%     100.00%
 1.50%           2,163        490,075,841     84.18         7.716         635          226,572      81.39         30.51       87.46
 N/A               550         91,562,498     15.73         7.383         641          166,477      78.17         47.88       85.99
------------------------------------------------------------------------------------------------------------------------------------
 Total:          2,716       $582,170,156    100.00%        7.664%        636         $214,348      80.88%        33.21%      87.24%
------------------------------------------------------------------------------------------------------------------------------------



                                                     Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
 Periodic Cap    of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%               3    $    531,818      0.09%        8.047%        587          $177,273      71.72%         0.00%       100.00%
 1.50%           2,163     490,075,841     84.18         7.716         635           226,572      81.39         30.51         87.46
 N/A               550      91,562,498     15.73         7.383         641           166,477      78.17         47.88         85.99
------------------------------------------------------------------------------------------------------------------------------------
 Total:          2,716    $582,170,156    100.00%        7.664%        636          $214,348      80.88%        33.21%        87.24%
------------------------------------------------------------------------------------------------------------------------------------



                                                 Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
  Months To      Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
  Rate Reset     of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 13 - 24         1,991        $460,426,484   79.09%       7.708%        634         $231,254      81.05%        28.64%       87.24%
 25 - 36           111          19,515,658    3.35        7.971         630          175,817      85.75         56.45        90.35
 49 & Above         64          10,665,516    1.83        7.626         652          166,649      87.80         62.15        92.63
 N/A               550          91,562,498   15.73        7.383         641          166,477      78.17         47.88        85.99
------------------------------------------------------------------------------------------------------------------------------------
 Total:          2,716        $582,170,156  100.00%       7.664%        636         $214,348      80.88%        33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------


28


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by Life Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                               Pct. Of     Weighted     Weighted                  Avg.
                                               Pool By     Avg.         Avg.         Avg.         Combined                  Pct.
  Life Maximum      Number       Principal     Principal   Gross        Current      Principal    Original     Pct.         Owner
      Rate          of Loans      Balance      Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 12.50 - 12.99%      10        $  2,951,333      0.51%       5.884%       708         $295,133      79.27%       65.61%       88.21%
 13.00 - 13.49%      72          21,946,733      3.77        6.310        687          304,816      76.93        34.17       100.00
 13.50 - 13.99%     356          99,731,516     17.13        6.838        674          280,145      79.62        25.37        94.41
 14.00 - 14.49%     327          84,075,198     14.44        7.296        651          257,111      80.67        26.25        91.24
 14.50 - 14.99%     633         140,665,320     24.16        7.797        626          222,220      80.99        27.85        84.94
 15.00 - 15.49%     243          48,695,304      8.36        8.273        608          200,392      83.21        37.44        85.22
 15.50 - 15.99%     336          63,097,854     10.84        8.762        595          187,791      84.12        34.42        77.30
 16.00% & Above     189          29,444,401      5.06        9.587        574          155,790      85.91        46.14        81.46
 N/A                550          91,562,498     15.73        7.383        641          166,477      78.17        47.88        85.99
------------------------------------------------------------------------------------------------------------------------------------
 Total:             2,716      $582,170,156    100.00%       7.664%       636         $214,348      80.88%       33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------



                                                        Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                              Pct. Of      Weighted     Weighted                  Avg.
                                              Pool By      Avg.         Avg.         Avg.         Combined                  Pct.
                  Number        Principal     Principal    Gross        Current      Principal    Original     Pct.         Owner
    Margin        of Loans       Balance       Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.01 - 4.99%     212         $ 50,664,306      8.70%       6.913%       662         $238,983      78.83%       30.40%       94.03%
 5.00 - 5.49%     293           85,330,636     14.66        6.826        675          291,231      79.62        26.13        94.48
 5.50 - 5.99%     277           74,498,739     12.80        7.231        651          268,949      80.65        26.04        92.08
 6.00 - 6.49%     518          121,887,470     20.94        7.772        630          235,304      81.29        27.63        86.12
 6.50 - 6.99%     311           61,073,401     10.49        8.134        616          196,377      81.90        34.99        82.50
 7.00 - 7.49%     301           57,291,660      9.84        8.690        592          190,338      83.81        36.57        79.98
 7.50 - 7.99%     145           23,179,510      3.98        9.046        591          159,859      85.58        38.37        74.28
 8.00 - 8.49%      85           13,133,014      2.26        9.670        579          154,506      85.59        43.82        82.92
 8.50 - 8.99%      18            2,630,101      0.45        9.852        570          146,117      90.36        55.40        80.03
 9.00 - 9.49%       5              749,944      0.13       10.412        523          149,989      76.70        18.69       100.00
 9.50% & Above      1              168,876      0.03       12.750        575          168,876      98.83       100.00       100.00
 N/A              550           91,562,498     15.73        7.383        641          166,477      78.17        47.88        85.99
------------------------------------------------------------------------------------------------------------------------------------
 Total:         2,716         $582,170,156    100.00%       7.664%       636         $214,348      80.88%       33.21%       87.24%
------------------------------------------------------------------------------------------------------------------------------------


29


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Mortgage Loans - Group I Collateral(1)

 Scheduled Principal Balance:                                   $177,226,953
 Number of Mortgage Loans:                                               978
 Average Scheduled Principal Balance:                               $181,214
 Weighted Average Gross Coupon:                                       7.749%
 Weighted Average Net Coupon: (2)                                     7.233%
 Weighted Average Current FICO Score:                                    611
 Weighted Average Original LTV Ratio:                                 79.84%
 Weighted Average Stated Remaining Term (months):                        357
 Weighted Average Seasoning(months):                                       1
 Weighted Average Months to Roll: (3)                                     24
 Fixed Rate:                                                          16.43%
 Weighted Average Gross Margin: (3)                                    6.16%
 Weighted Average Initial Rate Cap: (3)                                1.50%
 Weighted Average Periodic Rate Cap: (3)                               1.50%
 Weighted Average Gross Maximum Lifetime Rate: (3)                    14.82%
 Silent Seconds:                                                      22.95%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                                              Distribution by Current Principal Balance


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                                                  Pct. Of     Weighted     Weighted                 Avg.
                                                  Pool By     Avg.         Avg.        Avg.         Combined               Pct.
 Current Principal     Number       Principal     Principal   Gross        Current     Principal    Original    Pct.       Owner
      Balance          of Loans      Balance      Balance      Coupon        FICO       Balance       LTV       Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 $50,000 & Below       15        $    658,789      0.37%       8.238%       586       $ 43,919       68.12%      79.80%      100.00%
 $50,001 - $75,000     57           3,608,166      2.04        8.274        603         63,301       81.41       80.43        96.48
 $75,001 - $100,000    93           8,378,485      4.73        8.111        594         90,091       77.03       57.20        92.43
 $100,001 - $125,000  138          15,790,186      8.91        7.867        618        114,422       79.87       45.71        96.29
 $125,001 - $150,000  180          24,680,914     13.93        7.799        613        137,116       80.97       51.45        94.51
 $150,001 - $200,000  162          28,399,399     16.02        7.856        600        175,305       80.48       43.66        85.76
 $200,001 - $250,000  121          27,333,987     15.42        7.774        600        225,901       78.39       30.36        86.81
 $250,001 - $300,000   97          26,852,961     15.15        7.618        605        276,835       79.30       37.21        88.66
 $300,001 - $350,000   73          23,765,229     13.41        7.589        615        325,551       80.54       20.34        89.39
 $350,001 - $400,000   18           6,603,767      3.73        7.738        621        366,876       81.02       10.73        76.79
 $400,001 & Above      24          11,155,069      6.29        7.327        666        464,795       80.56       12.50        77.43
------------------------------------------------------------------------------------------------------------------------------------
 Total:               978        $177,226,953    100.00%       7.749%       611       $181,214       79.84%      37.11%       88.73%
------------------------------------------------------------------------------------------------------------------------------------


30


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Current Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                              Pct. Of      Weighted     Weighted                  Avg.
                                              Pool By      Avg.         Avg.         Avg.         Combined                  Pct.
                  Number        Principal     Principal    Gross        Current      Principal    Original     Pct.         Owner
 Current Rate     of Loans       Balance       Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.50 - 5.99%       9        $  2,174,163      1.23%        5.944%       692         $241,574      71.96%       40.01%       84.00%
 6.00 - 6.49%      33           6,360,714      3.59         6.285        676          192,749      73.71        54.70        96.07
 6.50 - 6.99%     144          31,018,654     17.50         6.842        655          215,407      77.46        30.34        88.49
 7.00 - 7.49%     129          23,819,896     13.44         7.299        630          184,650      78.22        30.18        89.48
 7.50 - 7.99%     326          59,933,930     33.82         7.808        608          183,846      80.41        31.81        85.96
 8.00 - 8.49%     121          21,529,576     12.15         8.296        575          177,930      81.90        42.21        92.79
 8.50 - 8.99%     164          25,196,440     14.22         8.737        564          153,637      82.20        50.67        92.92
 9.00% & Above     52           7,193,579      4.06         9.404        568          138,338      84.01        54.16        78.54
------------------------------------------------------------------------------------------------------------------------------------
 Total:           978        $177,226,953    100.00%        7.749%       611         $181,214      79.84%       37.11%       88.73%
------------------------------------------------------------------------------------------------------------------------------------



                                                     Distribution by Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
 Credit Score    of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above      21         $ 4,102,583     2.31%        6.766%        758         $195,361      77.61%        28.73%       79.48%
 720 - 739        17           4,078,240     2.30         7.128         729          239,896      82.44         22.27        58.36
 700 - 719        39           7,233,351     4.08         6.931         709          185,471      79.09         30.02        74.67
 680 - 699        60          10,581,990     5.97         7.393         689          176,366      81.14         19.98        69.18
 660 - 679        76          16,339,182     9.22         7.339         668          214,989      80.81         24.12        74.53
 640 - 659        90          17,124,509     9.66         7.423         649          190,272      80.49         27.80        82.29
 620 - 639       129          22,573,476    12.74         7.675         630          174,988      79.80         18.73        91.58
 600 - 619       117          20,503,563    11.57         7.841         611          175,244      81.06         28.26        93.61
 580 - 599        83          13,826,444     7.80         7.798         590          166,584      80.47         40.13        95.15
 560 - 579        72          12,842,814     7.25         8.109         570          178,372      81.80         41.12        97.50
 540 - 559       101          17,725,717    10.00         8.064         549          175,502      78.78         47.55        99.52
 520 - 539        93          16,892,451     9.53         8.312         529          181,639      77.62         63.98        94.95
 500 - 519        79          13,279,457     7.49         8.339         509          168,094      76.83         78.91       100.00
 499 & Below       1             123,175     0.07         8.500         474          123,175      85.00        100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:          978        $177,226,953   100.00%        7.749%        611         $181,214      79.84%        37.11%       88.73%
------------------------------------------------------------------------------------------------------------------------------------


                                                         Distribution by Lien

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
     Lien        of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1st Lien        978          $177,226,953  100.00%      7.749%        611          $181,214     79.84%        37.11%       88.73%
------------------------------------------------------------------------------------------------------------------------------------
 Total:          978          $177,226,953  100.00%      7.749%        611          $181,214     79.84%        37.11%       88.73%
------------------------------------------------------------------------------------------------------------------------------------



                                             Distribution by Remaining Amortization Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                              Pct. Of       Weighted     Weighted                   Avg.
   Remaining                                  Pool By       Avg.         Avg.         Avg.          Combined                Pct.
  Amortization     Number       Principal     Principal     Gross        Current      Principal     Original     Pct.       Owner
      Term         of Loans      Balance       Balance       Coupon        FICO        Balance         LTV       Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Interest-Only      39        $  8,385,144      4.73%         7.041%       690          $215,004        81.03%     40.83%     96.58%
 61 - 120            2              75,381      0.04          7.829        584            37,690        48.71     100.00     100.00
 121 - 180          13           1,583,194      0.89          7.628        608           121,784        59.26      23.34      88.54
 181 - 240          10             999,984      0.56          7.524        630            99,998        76.61      73.79     100.00
 301 - 360         556          93,025,898     52.49          7.795        609           167,313        79.73      40.40      87.07
 421 - 480         358          73,157,351     41.28          7.777        604           204,350        80.35      32.23      89.79
------------------------------------------------------------------------------------------------------------------------------------
 Total:            978        $177,226,953    100.00%         7.749%       611          $181,214        79.84%     37.11%     88.73%
------------------------------------------------------------------------------------------------------------------------------------


31


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                              Pct. Of      Weighted     Weighted                  Avg.
                                              Pool By      Avg.         Avg.         Avg.         Combined                  Pct.
                   Number       Principal     Principal    Gross        Current      Principal    Original     Pct.         Owner
  Original LTV     of Loans      Balance       Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below     70         $ 11,312,850    6.38%        7.446%       592         $161,612      48.88%       25.79%       90.66%
 60.01 - 70.00%     80           14,964,935    8.44         7.502        595          187,062      66.64        18.10        86.75
 70.01 - 80.00%    409           75,770,457   42.75         7.595        624          185,258      78.73        27.61        90.93
 80.01 - 85.00%    188           35,864,255   20.24         7.914        594          190,767      84.53        44.85        84.41
 85.01 - 90.00%    159           29,008,694   16.37         8.084        605          182,445      89.52        48.84        85.82
 90.01 - 95.00%     32            4,559,314    2.57         8.043        608          142,479      94.55        95.27        92.40
 95.01 - 100.00%    40            5,746,448    3.24         8.058        652          143,661      99.90        80.41       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:            978         $177,226,953  100.00%        7.749%       611         $181,214      79.84%       37.11%       88.73%
------------------------------------------------------------------------------------------------------------------------------------



                                                    Distribution by Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                              Pct. Of      Weighted     Weighted                  Avg.
                                              Pool By      Avg.         Avg.         Avg.         Combined                  Pct.
                   Number       Principal     Principal    Gross        Current      Principal    Original     Pct.         Owner
 Documentation     of Loans      Balance       Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Stated Income     520          $106,374,182    60.02%       7.696%       627         $204,566      77.87%       0.00%        87.06%
 Full              431            65,764,784    37.11        7.848        585          152,587      83.04      100.00         90.78
 Limited Income     27             5,087,986     2.87        7.582        597          188,444      79.48        0.00         97.31
------------------------------------------------------------------------------------------------------------------------------------
 Total:            978          $177,226,953   100.00%       7.749%       611         $181,214      79.84%      37.11%        88.73%
------------------------------------------------------------------------------------------------------------------------------------



                                                       Distribution by Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                             Pct. Of      Weighted     Weighted                   Avg.
                                             Pool By      Avg.         Avg.         Avg.          Combined                  Pct.
                  Number       Principal     Principal    Gross        Current      Principal     Original     Pct.         Owner
    Purpose       of Loans      Balance       Balance      Coupon        FICO        Balance         LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Cashout Refi     766          $151,729,579    85.61%       7.742%       607          $198,080       79.73%       36.35%      87.34%
 Purchase         192            21,891,877    12.35        7.824        635           114,020       80.87        43.42      100.00
 Rate/term
 Refi              20             3,605,497     2.03        7.609        623           180,275       78.05        30.70       78.79
------------------------------------------------------------------------------------------------------------------------------------
 Total:           978          $177,226,953   100.00%       7.749%       611          $181,214       79.84%       37.11%      88.73%
------------------------------------------------------------------------------------------------------------------------------------



                                                      Distribution by Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                               Pct. Of      Weighted    Weighted                  Avg.
                                               Pool By      Avg.        Avg.         Avg.         Combined                  Pct.
                    Number       Principal     Principal    Gross       Current      Principal    Original     Pct.         Owner
    Occupancy       of Loans      Balance       Balance      Coupon       FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied     887          $157,259,439    88.73%       7.748%      604          $177,294      79.85%       37.96%     100.00%
 Non Owner           85            18,639,807    10.52        7.776       664           219,292      80.03        31.87        0.00
 Second Home          6             1,327,707     0.75        7.436       668           221,284      75.98         9.20        0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:             978          $177,226,953   100.00%       7.749%      611          $181,214      79.84%       37.11%      88.73%
------------------------------------------------------------------------------------------------------------------------------------


32


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                             Pct. Of      Weighted     Weighted                   Avg.
                                             Pool By      Avg.         Avg.          Avg.         Combined                  Pct.
                  Number       Principal     Principal    Gross        Current       Principal    Original     Pct.         Owner
 Property Type    of Loans      Balance       Balance      Coupon         FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family    705          $115,963,964    65.43%       7.834%       598          $164,488      80.08%       43.53%       94.53%
 3-4 Family       131            34,569,541    19.51        7.461        647           263,890      78.24        22.61        68.33
 Pud               74            15,817,541     8.93        7.805        622           213,751      80.87        26.95        87.53
 Condo             56             8,860,415     5.00        7.657        623           158,222      79.83        25.88        92.06
 Townhouse          8             1,476,050     0.83        7.861        590           184,506      83.09        34.45       100.00
 Hi-rise Condo      3               433,992     0.24        7.558        671           144,664      89.15        70.53       100.00
 Modular Home       1               105,449     0.06        7.750        638           105,449      89.62       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:           978          $177,226,953   100.00%       7.749%       611          $181,214      79.84%       37.11%       88.73%
------------------------------------------------------------------------------------------------------------------------------------



                                                        Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
    State        of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 NY             157         $ 33,012,813    18.63%        7.252%        633         $210,273      74.44%        33.14%       94.15%
 CA              80           19,725,976    11.13         7.478         616          246,575      75.82         19.20        76.04
 IL             107           18,352,036    10.36         7.761         613          171,514      80.80         30.56        86.62
 FL              87           14,409,732     8.13         7.833         611          165,629      81.64         27.67        88.42
 NJ              46           11,833,569     6.68         7.878         597          257,251      82.26         26.44        94.93
 MA              25            6,435,017     3.63         8.106         591          257,401      81.55         37.37        87.64
 AZ              31            6,155,940     3.47         7.898         604          198,579      78.52         34.24        87.66
 GA              38            5,537,473     3.12         7.884         626          145,723      81.56         32.42        93.50
 NV              23            5,271,577     2.97         7.888         609          229,199      79.23         23.28        78.49
 VA              21            5,032,233     2.84         8.018         611          239,630      82.85         21.06        89.59
 Other          363           51,460,586    29.04         7.997         598          141,765      82.95         57.75        90.26
------------------------------------------------------------------------------------------------------------------------------------
 Total:         978         $177,226,953   100.00%        7.749%        611         $181,214      79.84%        37.11%       88.73%
------------------------------------------------------------------------------------------------------------------------------------



                                                         Distribution by Zip

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
     Zip         of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 11236           5         $  1,844,208      1.04%        6.934%        644         $368,842      76.42%        6.79%        100.00%
 07105           4            1,473,023      0.83         7.955         618          368,256      84.96         0.00         100.00
 11216           3            1,198,013      0.68         7.194         665          399,338      75.20         0.00         100.00
 11717           5            1,013,717      0.57         7.228         643          202,743      70.68        19.22         100.00
 11203           3              882,076      0.50         7.219         661          294,025      73.60        25.48         100.00
 10469           2              878,268      0.50         6.937         734          439,134      76.83         0.00          56.31
 10550           2              876,156      0.49         7.993         634          438,078      77.66         0.00          55.09
 10977           3              843,880      0.48         6.673         620          281,293      72.43        34.35         100.00
 11434           2              833,892      0.47         7.083         643          416,946      81.56        52.11         100.00
 11221           2              820,885      0.46         6.699         656          410,443      82.05         0.00         100.00
 Other         947          166,562,837     93.98         7.783         608          175,885      80.00        38.72          88.48
------------------------------------------------------------------------------------------------------------------------------------
 Total:        978         $177,226,953    100.00%        7.749%        611         $181,214      79.84%       37.11%         88.73%
------------------------------------------------------------------------------------------------------------------------------------


                                             Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
  Remaining                                 Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
  Months To      Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
   Maturity      of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1 - 180          15       $  1,658,575       0.94%        7.637%        607          $110,572      58.78%        26.82%      89.06%
 181 - 240         9            904,176       0.51         7.686         632           100,464      76.25         71.01      100.00
 241 - 360       954        174,664,202      98.55         7.750         611           183,086      80.05         37.03       88.67
------------------------------------------------------------------------------------------------------------------------------------
 Total:          978       $177,226,953     100.00%        7.749%        611          $181,214      79.84%        37.11%      88.73%
------------------------------------------------------------------------------------------------------------------------------------


33


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by Amortization Type


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                                       Pct. Of     Weighted    Weighted              Avg.
                              Number                   Pool By     Avg.        Avg.       Avg.       Combined              Pct.
                              of         Principal     Principal   Gross       Current    Principal  Original    Pct.      Owner
     Amortization Type         Loans      Balance      Balance      Coupon      FICO      Balance      LTV       Full Doc  Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM                     399       $ 68,106,721     38.43%      7.906%      601       $170,694    80.50%      38.44%     86.31%
 2 YR ARM BALLOON 30/40       313         64,539,982     36.42       7.808       601        206,198    80.33       29.15      90.17
 2 YR ARM IO                   33          7,298,410      4.12       7.011       690        221,164    79.70       37.56      96.07
 3 YR ARM                      30          3,921,385      2.21       8.226       596        130,713    85.58       59.64      97.53
 3 YR ARM BALLOON 30/40        15          2,506,786      1.41       7.902       606        167,119    86.48       67.06      94.26
 3 YR ARM IO                    1            139,000      0.08       7.750       722        139,000   100.00      100.00     100.00
 5 YR ARM                       1            118,909      0.07       7.350       681        118,909   100.00      100.00     100.00
 5 YR ARM BALLOON 30/40         3            535,455      0.30       7.912       656        178,485    94.29       59.74     100.00
 5 YR ARM IO                    5            947,733      0.53       7.162       683        189,547    88.50       57.29     100.00
 Fixed                        151         23,537,443     13.28       7.383       634        155,877    74.82       43.02      88.14
 Fixed Balloon 30/40           27          5,575,128      3.15       7.347       632        206,486    76.56       49.65      82.43
------------------------------------------------------------------------------------------------------------------------------------
 Total:                       978       $177,226,953    100.00%      7.749%      611       $181,214    79.84%      37.11%     88.73%
------------------------------------------------------------------------------------------------------------------------------------



                                                 Distribution by Initial Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
   Initial       Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
 Periodic Cap    of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%             2        $    358,315      0.20%        7.645%        570         $179,157      68.24%         0.00%      100.00%
 1.50%           798         147,756,067     83.37         7.823         606          185,158      80.79         35.78        89.04
 N/A             178          29,112,571     16.43         7.376         634          163,554      75.15         44.29        87.05
------------------------------------------------------------------------------------------------------------------------------------
 Total:          978        $177,226,953    100.00%        7.749%        611         $181,214      79.84%        37.11%       88.73%
------------------------------------------------------------------------------------------------------------------------------------



                                                     Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
 Periodic Cap    of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%             2        $    358,315      0.20%       7.645%        570         $179,157      68.24%         0.00%       100.00%
 1.50%           798         147,756,067     83.37        7.823         606          185,158      80.79         35.78         89.04
 N/A             178          29,112,571     16.43        7.376         634          163,554      75.15         44.29         87.05
------------------------------------------------------------------------------------------------------------------------------------
 Total:          978        $177,226,953    100.00%       7.749%        611         $181,214      79.84%        37.11%        88.73%
------------------------------------------------------------------------------------------------------------------------------------



                                                 Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
  Months To      Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
  Rate Reset     of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 13 - 24         745         $139,945,113    78.96%        7.814%        606         $187,846      80.38%        34.11%       88.60%
 25 - 36          46            6,567,171     3.71         8.093         603          142,765      86.23         63.33        96.34
 49 & Above        9            1,602,097     0.90         7.427         674          178,011      91.29         61.28       100.00
 N/A             178           29,112,571    16.43         7.376         634          163,554      75.15         44.29        87.05
------------------------------------------------------------------------------------------------------------------------------------
 Total:          978         $177,226,953   100.00%        7.749%        611         $181,214      79.84%        37.11%       88.73%
------------------------------------------------------------------------------------------------------------------------------------


34


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by Life Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                               Pct. Of     Weighted     Weighted                  Avg.
                                               Pool By     Avg.         Avg.         Avg.         Combined                  Pct.
  Life Maximum      Number       Principal     Principal   Gross        Current      Principal    Original     Pct.         Owner
      Rate          of Loans      Balance      Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 12.50 - 12.99%       2       $    473,282      0.27%       5.990%       661         $236,641      79.33%       73.49%       26.51%
 13.00 - 13.49%      17          2,704,989      1.53        6.334        667          159,117      76.08        49.45       100.00
 13.50 - 13.99%     109         23,718,509     13.38        6.853        656          217,601      78.11        26.83        89.62
 14.00 - 14.49%     107         19,716,632     11.13        7.301        627          184,268      78.77        31.05        91.02
 14.50 - 14.99%     284         53,292,687     30.07        7.799        606          187,650      80.96        31.09        87.36
 15.00 - 15.49%     106         19,648,173     11.09        8.298        576          185,360      82.46        41.57        92.10
 15.50 - 15.99%     138         22,455,221     12.67        8.737        564          162,719      82.87        48.45        92.06
 16.00% & Above      37          6,104,889      3.44        9.378        568          164,997      84.65        50.56        74.71
 N/A                178         29,112,571     16.43        7.376        634          163,554      75.15        44.29        87.05
------------------------------------------------------------------------------------------------------------------------------------
 Total:             978       $177,226,953    100.00%       7.749%       611         $181,214      79.84%       37.11%       88.73%
------------------------------------------------------------------------------------------------------------------------------------



                                                        Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
    Margin       of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.01 - 4.99%     98        $ 16,773,888     9.46%        7.339%        622         $171,162      79.33%        32.87%       89.49%
 5.00 - 5.49%     84          19,155,912    10.81         6.847         660          228,047      77.81         25.48        90.00
 5.50 - 5.99%     77          15,411,260     8.70         7.208         626          200,146      80.16         32.69        87.82
 6.00 - 6.49%    221          42,402,815    23.93         7.822         610          191,868      80.91         29.80        89.75
 6.50 - 6.99%    136          24,580,580    13.87         8.153         588          180,740      81.64         42.52        85.96
 7.00 - 7.49%    124          20,931,082    11.81         8.656         560          168,799      82.12         46.46        91.48
 7.50 - 7.99%     60           8,858,845     5.00         9.029         567          147,647      84.43         52.21        88.02
 N/A             178          29,112,571    16.43         7.376         634          163,554      75.15         44.29        87.05
------------------------------------------------------------------------------------------------------------------------------------
 Total:          978        $177,226,953   100.00%        7.749%        611         $181,214      79.84%        37.11%       88.73%
------------------------------------------------------------------------------------------------------------------------------------


35


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                   The Mortgage Loans - Group II Collateral(1)

 Scheduled Principal Balance:                                   $404,943,204
 Number of Mortgage Loans:                                             1,738
 Average Scheduled Principal Balance:                               $232,994
 Weighted Average Gross Coupon:                                       7.627%
 Weighted Average Net Coupon: (2)                                     7.111%
 Weighted Average Current FICO Score:                                    646
 Weighted Average Original LTV Ratio:                                 81.33%
 Weighted Average Stated Remaining Term (months):                        358
 Weighted Average Seasoning(months):                                       1
 Weighted Average Months to Roll: (3)                                     24
 Fixed Rate:                                                          15.42%
 Weighted Average Gross Margin: (3)                                    6.15%
 Weighted Average Initial Rate Cap: (3)                                1.50%
 Weighted Average Periodic Rate Cap: (3)                               1.50%
 Weighted Average Gross Maximum Lifetime Rate: (3)                    14.67%
 Silent Seconds:                                                      48.88%


(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Expense Fee Rate.
(3) Represents the weighted average of the adjustable rate mortgage loans in the mortgage loan pool.


                                              Distribution by Current Principal Balance


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Weighted
                                                  Pct. Of     Weighted     Weighted                 Avg.
                                                  Pool By     Avg.         Avg.        Avg.         Combined               Pct.
 Current Principal     Number       Principal     Principal   Gross        Current     Principal    Original    Pct.       Owner
      Balance          of Loans      Balance      Balance      Coupon        FICO       Balance       LTV       Full Doc   Occupied
 -----------------------------------------------------------------------------------------------------------------------------------
$50,000 & Below         32        $  1,379,476     0.34%       8.786%       586       $ 43,109       71.08%      84.73%       67.09%
 $50,001 - $75,000     159          10,164,711     2.51        8.509        609         63,929       82.09       64.70        69.64
 $75,001 - $100,000    155          13,727,291     3.39        8.287        610         88,563       82.92       66.70        78.79
 $100,001 - $125,000   130          14,651,225     3.62        8.105        616        112,702       83.11       55.71        78.94
 $125,001 - $150,000   118          16,189,101     4.00        8.167        616        137,196       82.83       54.53        75.42
 $150,001 - $200,000   303          52,847,254    13.05        7.859        630        174,413       81.52       40.99        81.10
 $200,001 - $250,000   215          48,317,701    11.93        7.681        643        224,733       80.95       34.98        84.53
 $250,001 - $300,000   154          42,226,262    10.43        7.481        658        274,197       80.89       23.42        84.52
 $300,001 - $350,000    93          30,274,383     7.48        7.499        663        325,531       81.98       33.20        91.35
 $350,001 - $400,000   120          45,163,818    11.15        7.317        666        376,365       80.79       13.27        94.15
 $400,001 & Above      259         130,001,983    32.10        7.426        655        501,938       81.08       22.45        91.13
------------------------------------------------------------------------------------------------------------------------------------
 Total:              1,738        $404,943,204   100.00%       7.627%       646       $232,994       81.33%      31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------


36


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Current Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                              Pct. Of      Weighted     Weighted                  Avg.
                                              Pool By      Avg.         Avg.         Avg.         Combined                  Pct.
                  Number        Principal     Principal    Gross        Current      Principal    Original     Pct.         Owner
 Current Rate     of Loans       Balance       Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 5.00 - 5.49%       3        $    776,673       0.19%        5.385%       752         $258,891      69.87%       44.70%       67.24%
 5.50 - 5.99%      32           9,574,143       2.36         5.865        706          299,192      78.01        53.27        98.91
 6.00 - 6.49%      74          23,027,386       5.69         6.311        690          311,181      77.02        35.97        98.19
 6.50 - 6.99%     306          90,140,085      22.26         6.829        678          294,575      79.72        26.28        95.14
 7.00 - 7.49%     261          72,003,868      17.78         7.292        658          275,877      80.99        26.66        91.15
 7.50 - 7.99%     449         102,742,422      25.37         7.793        638          228,825      80.98        29.03        81.84
 8.00 - 8.49%     169          32,741,294       8.09         8.261        624          193,735      83.77        38.60        81.70
 8.50 - 8.99%     257          46,884,836      11.58         8.765        607          182,431      84.20        32.13        70.19
 9.00% & Above    187          27,052,497       6.68         9.619        572          144,666      86.24        49.69        84.64
------------------------------------------------------------------------------------------------------------------------------------
 Total:         1,738        $404,943,204     100.00%        7.627%       646         $232,994      81.33%       31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                                     Distribution by Credit Score

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
 Credit Score    of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 740 & Above     132        $ 33,464,295     8.26%        7.225%        763         $253,517      83.33%        26.46%       65.88%
 720 - 739        84          24,847,480     6.14         6.928         728          295,803      80.56         21.13        81.78
 700 - 719       106          28,763,158     7.10         7.155         708          271,351      80.49         10.32        80.01
 680 - 699       162          44,579,468    11.01         7.293         688          275,182      81.10         17.12        82.02
 660 - 679       165          44,988,364    11.11         7.305         670          272,657      81.32         21.74        83.81
 640 - 659       170          40,345,614     9.96         7.447         649          237,327      81.70         23.89        87.32
 620 - 639       240          58,944,943    14.56         7.684         630          245,604      81.18         27.51        90.75
 600 - 619       164          35,165,262     8.68         7.878         611          214,422      82.19         46.63        93.38
 580 - 599       122          26,556,169     6.56         7.922         590          217,674      81.47         51.36        90.93
 560 - 579        96          19,672,029     4.86         8.362         570          204,917      82.22         33.59        97.23
 540 - 559        84          14,844,945     3.67         8.499         548          176,726      80.33         49.49        97.38
 520 - 539       120          20,103,147     4.96         8.633         530          167,526      79.64         61.18        95.92
 500 - 519        93          12,668,331     3.13         8.690         510          136,219      79.69         86.45        98.05
------------------------------------------------------------------------------------------------------------------------------------
 Total:        1,738        $404,943,204   100.00%        7.627%        646         $232,994      81.33%        31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                                         Distribution by Lien

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
     Lien        of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1st Lien        1,738        $404,943,204  100.00%      7.627%        646          $232,994     81.33%        31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------
 Total:          1,738        $404,943,204  100.00%      7.627%        646          $232,994     81.33%        31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                             Distribution by Remaining Amortization Term

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
    Am Wam       of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Interest-Only   229        $ 71,071,060     17.55%        6.959%        685        $310,354       80.09%        37.72%       97.97%
 61 - 120          1              31,814      0.01         6.850         719          31,814       49.23        100.00       100.00
 121 - 180        14           1,064,058      0.26         7.525         649          76,004       74.58         48.75        61.57
 181 - 240        10             931,886      0.23         7.252         615          93,189       67.72         79.54        72.70
 301 - 360       902         172,869,542     42.69         7.784         641         191,651       81.54         35.67        82.55
 421 - 480       582         158,974,845     39.26         7.758         635         273,153       81.80         23.79        86.14
------------------------------------------------------------------------------------------------------------------------------------
 Total:        1,738        $404,943,204    100.00%        7.627%        646        $232,994       81.33%        31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------


37


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                     Distribution by Original LTV

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                              Pct. Of      Weighted     Weighted                  Avg.
                                              Pool By      Avg.         Avg.         Avg.         Combined                  Pct.
                   Number       Principal     Principal    Gross        Current      Principal    Original     Pct.         Owner
  Original LTV     of Loans      Balance       Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 60.00% & Below     69        $ 12,184,035     3.01%        7.386%       610         $176,580      51.35%       23.66%       86.04%
 60.01 - 70.00%    101          20,721,696     5.12         7.629        613          205,165      67.21        35.07        88.32
 70.01 - 80.00%    877         234,708,719    57.96         7.349        659          267,627      79.07        19.87        94.64
 80.01 - 85.00%    207          39,239,871     9.69         7.990        611          189,565      84.22        43.07        74.69
 85.01 - 90.00%    266          60,247,858    14.88         8.228        630          226,496      89.57        41.09        71.19
 90.01 - 95.00%    112          20,334,888     5.02         8.181        666          181,561      94.18        70.59        54.28
 95.01 - 100.00%   106          17,506,137     4.32         7.999        654          165,152      99.56        84.49        94.21
------------------------------------------------------------------------------------------------------------------------------------
 Total:            1,738      $404,943,204   100.00%        7.627%       646         $232,994      81.33%       31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                                    Distribution by Documentation

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                              Pct. Of      Weighted     Weighted                  Avg.
                                              Pool By      Avg.         Avg.         Avg.         Combined                  Pct.
                   Number       Principal     Principal    Gross        Current      Principal    Original     Pct.         Owner
 Documentation     of Loans      Balance       Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Stated Income     953          $256,580,074    63.36%       7.587%       662         $269,234      79.70%        0.00%       86.89%
 Full              711           127,582,365    31.51        7.707        619          179,441      84.61       100.00        86.07
 Limited Income     74            20,780,765     5.13        7.637        621          280,821      81.42         0.00        86.10
------------------------------------------------------------------------------------------------------------------------------------
 Total:          1,738          $404,943,204   100.00%       7.627%       646         $232,994      81.33%       31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                                       Distribution by Purpose

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                             Pct. Of      Weighted     Weighted                   Avg.
                                             Pool By      Avg.         Avg.         Avg.          Combined                  Pct.
                  Number       Principal     Principal    Gross        Current      Principal     Original     Pct.         Owner
    Purpose       of Loans      Balance       Balance      Coupon        FICO        Balance         LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Purchase         1,084       $268,919,401    66.41%       7.543%       668          $248,081       81.46%       24.79%       83.02%
 Cashout Refi       633        132,759,182    32.78        7.791        604           209,730       81.06        44.66        93.55
 Rate/term Refi      21          3,264,620     0.81        7.888        609           155,458       82.08        50.11        97.86
------------------------------------------------------------------------------------------------------------------------------------
 Total:           1,738       $404,943,204   100.00%       7.627%       646          $232,994       81.33%       31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                                      Distribution by Occupancy

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                               Pct. Of      Weighted    Weighted                  Avg.
                                               Pool By      Avg.        Avg.         Avg.         Combined                  Pct.
                    Number       Principal     Principal    Gross       Current      Principal    Original     Pct.         Owner
    Occupancy       of Loans      Balance       Balance      Coupon       FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Owner Occupied     1,437        $350,639,741    86.59%       7.556%      640          $244,008      80.86%       31.32%     100.00%
 Non Owner            258          44,620,044    11.02        8.094       681           172,946      83.92        33.92        0.00
 Second Home           43           9,683,419     2.39        8.062       709           225,196      86.66        27.24        0.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:             1,738        $404,943,204   100.00%       7.627%      646          $232,994     81.33%       31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------


38


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Property Type

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                             Pct. Of      Weighted     Weighted                   Avg.
                                             Pool By      Avg.         Avg.          Avg.         Combined                  Pct.
                  Number       Principal     Principal    Gross        Current       Principal    Original     Pct.         Owner
 Property Type    of Loans      Balance       Balance      Coupon         FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 Single Family    1,155        $245,037,897    60.51%       7.678%       634          $212,154      81.59%       35.75%       90.19%
 3-4 Family         235          66,324,748    16.38        7.416        680           282,233      80.20        25.18        81.96
 Pud                175          51,391,013    12.69        7.708        643           293,663      80.49        29.28        86.33
 Condo              154          37,705,335     9.31        7.518        673           244,840      82.32        17.96        72.69
 Hi-rise Condo        9           3,153,547     0.78        8.016        662           350,394      86.02        36.03        69.15
 Townhouse            9           1,236,196     0.31        7.912        613           137,355      83.26        19.80       100.00
 Modular Home         1              94,469     0.02        7.500        552            94,469      90.00       100.00       100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:           1,738        $404,943,204   100.00%       7.627%       646          $232,994     81.33%        31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                                        Distribution by State

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
    State        of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 CA              299        $106,634,647    26.33%        7.230%        658         $356,638      79.95%        18.33%       90.59%
 NY              140          51,844,802    12.80         7.111         669          370,320      78.29         28.76        95.16
 FL              209          38,003,514     9.38         7.882         647          181,835      82.24         24.65        68.62
 NJ               78          24,585,303     6.07         7.861         657          315,196      84.15         23.30        83.12
 IL               83          20,522,361     5.07         7.725         655          247,257      82.68         23.13        87.58
 VA               52          14,157,318     3.50         7.639         641          272,256      81.40         30.98        86.28
 AZ               65          14,122,321     3.49         8.077         622          217,266      80.21         42.67        82.02
 OH              105          14,107,020     3.48         8.076         612          134,353      87.43         63.54        91.73
 MD               37          11,524,760     2.85         7.890         625          311,480      81.16         17.00        90.77
 NV               40          10,715,557     2.65         7.183         673          267,889      79.64         36.63        68.97
 Other           630          98,725,601    24.38         8.038         627          156,707      82.58         48.65        86.73
------------------------------------------------------------------------------------------------------------------------------------
 Total:        1,738        $404,943,204   100.00%        7.627%        646         $232,994      81.33%        31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                                         Distribution by Zip

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
     Zip         of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
 -----------------------------------------------------------------------------------------------------------------------------------
 11221           4         $   1,951,037    0.48%        7.453%        665         $487,759      81.85%        22.59%       100.00%
 07093           5            1,862,903     0.46         7.324         639          372,581      85.09         43.12        100.00
 08260           4            1,678,654     0.41         8.828         753          419,663      93.53         24.56          0.00
 94605           4            1,650,754     0.41         6.642         712          412,689      79.51          0.00        100.00
 22193           4            1,569,703     0.39         6.638         658          392,426      83.35         70.00        100.00
 11385           3            1,501,492     0.37         7.466         665          500,497      78.34          0.00        100.00
 11550           4            1,386,779     0.34         6.844         662          346,695      79.86         24.23        100.00
 95219           2            1,351,207     0.33         7.713         617          675,604      77.91         55.39        100.00
 93635           4            1,324,343     0.33         7.051         707          331,086      83.16          0.00        100.00
 92154           4            1,296,303     0.32         6.673         715          324,076      79.93         33.94        100.00
 Other       1,700          389,370,028    96.15         7.641         645          229,041      81.29         31.67         86.48
------------------------------------------------------------------------------------------------------------------------------------
 Total:      1,738         $404,943,204   100.00%       7.627%         646         $232,994      81.33%        31.51%        86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                             Distribution by Remaining Months to Maturity

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
  Remaining                                 Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
  Months To      Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
   Maturity      of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
   1 - 180         15       $  1,095,871    0.27%        7.506%        651         $ 73,058      73.84%        50.24%       62.69%
 181 - 240         10            931,886    0.23         7.252         615           93,189      67.72         79.54        72.70
 241 - 360      1,713        402,915,446   99.50         7.628         646          235,210      81.39         31.34        86.69
------------------------------------------------------------------------------------------------------------------------------------
 Total:         1,738       $404,943,204  100.00%        7.627%        646         $232,994      81.33%        31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------


39


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by Amortization Type


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Weighted
                                                       Pct. Of     Weighted    Weighted              Avg.
                              Number                   Pool By     Avg.        Avg.       Avg.       Combined                Pct.
                              of         Principal     Principal   Gross       Current    Principal  Original    Pct.        Owner
     Amortization Type         Loans      Balance      Balance      Coupon      FICO      Balance      LTV       Full Doc   Occupied
------------------------------------------------------------------------------------------------------------------------------------
 2 YR ARM                     564       $121,005,238    29.88%       7.864%      641       $214,548    81.68%      28.48%     82.26%
 2 YR ARM BALLOON 30/40       488        137,308,542    33.91        7.797       635        281,370    81.72       20.97      85.34
 2 YR ARM IO                  194         62,167,592    15.35        6.971       685        320,452    79.85       33.59      98.03
 3 YR ARM                      43          6,893,850     1.70        8.174       634        160,322    84.92       55.74      81.41
 3 YR ARM BALLOON 30/40        15          3,902,138     0.96        7.803       644        260,143    85.98       36.97      96.27
 3 YR ARM IO                    7          2,152,499     0.53        7.255       673        307,500    86.58       73.05      89.97
 5 YR ARM                      29          3,474,026     0.86        7.919       645        119,794    88.27       70.46      81.70
 5 YR ARM BALLOON 30/40        15          3,045,623     0.75        7.888       630        203,042    89.76       59.86      95.07
 5 YR ARM IO                   11          2,543,769     0.63        7.036       673        231,252    82.64       54.08     100.00
 Fixed                        291         43,524,186    10.75        7.474       641        149,568    79.59       51.00      82.89
 Fixed Balloon 30/40           64         14,718,541     3.63        7.356       638        229,977    79.78       39.17      89.04
 Fixed IO                      17          4,207,200     1.04        6.584       698        247,482    78.82       70.88     100.00
------------------------------------------------------------------------------------------------------------------------------------
 Total:                     1,738       $404,943,204   100.00%       7.627%      646       $232,994    81.33%      31.51%     86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                                 Distribution by Initial Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
   Initial       Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
 Periodic Cap    of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%               1       $    173,503      0.04%       8.875%        623          $173,503      78.91%         0.00%     100.00%
 1.50%           1,365        342,319,774     84.54        7.671         647           250,784      81.65         28.23       86.78
 N/A               372         62,449,928     15.42        7.386         644           167,876      79.58         49.55       85.49
------------------------------------------------------------------------------------------------------------------------------------
 Total:          1,738       $404,943,204    100.00%       7.627%        646          $232,994     81.33%         31.51%      86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                                     Distribution by Periodic Cap

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
                 Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
 Periodic Cap    of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 1.00%               1       $   $173,503      0.04%       8.875%        623         $173,503      78.91%         0.00%      100.00%
 1.50%           1,365        342,319,774     84.54        7.671         647          250,784      81.65         28.23        86.78
 N/A               372         62,449,928     15.42        7.386         644          167,876      79.58         49.55        85.49
------------------------------------------------------------------------------------------------------------------------------------
 Total:          1,738       $404,943,204    100.00%       7.627%        646         $232,994      81.33%        31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                                 Distribution by Months to Rate Reset

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Weighted
                                            Pct. Of      Weighted      Weighted                  Avg.
                                            Pool By      Avg.          Avg.         Avg.         Combined                   Pct.
  Months To      Number       Principal     Principal    Gross         Current      Principal    Original      Pct.         Owner
  Rate Reset     of Loans      Balance       Balance       Coupon        FICO        Balance        LTV        Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 13 - 24         1,246         $320,481,371   79.14%        7.662%        647         $257,208      81.34%        26.25%      86.64%
 25 - 36            65           12,948,486    3.20         7.909         644          199,207      85.51         52.96       87.31
 49 & Above         55            9,063,419    2.24         7.661         648          164,789      87.19         62.30       91.33
 N/A               372           62,449,928   15.42         7.386         644          167,876      79.58         49.55       85.49
------------------------------------------------------------------------------------------------------------------------------------
 Total:          1,738         $404,943,204  100.00%        7.627%        646         $232,994      81.33%        31.51%      86.59%
------------------------------------------------------------------------------------------------------------------------------------


40


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by Life Maximum Rate

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                               Pct. Of     Weighted     Weighted                  Avg.
                                               Pool By     Avg.         Avg.         Avg.         Combined                  Pct.
  Life Maximum      Number       Principal     Principal   Gross        Current      Principal    Original     Pct.         Owner
      Rate          of Loans      Balance      Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 12.50 - 12.99%       8       $  2,478,051      0.61%       5.864%       717         $309,756      79.26%       64.11%       100.00%
 13.00 - 13.49%      55         19,241,744      4.75        6.306        689          349,850      77.05        32.03        100.00
 13.50 - 13.99%     247         76,013,006     18.77        6.833        680          307,745      80.09        24.91         95.91
 14.00 - 14.49%     220         64,358,566     15.89        7.295        659          292,539      81.25        24.77         91.30
 14.50 - 14.99%     349         87,372,632     21.58        7.795        638          250,351      81.01        25.87         83.47
 15.00 - 15.49%     137         29,047,132      7.17        8.256        630          212,023      83.72        34.65         80.58
 15.50 - 15.99%     198         40,642,633     10.04        8.775        612          205,266      84.81        26.66         69.15
 16.00% & Above     152         23,339,512      5.76        9.642        576          153,549      86.23        44.98         83.23
 N/A                372         62,449,928     15.42        7.386        644          167,876      79.58        49.55         85.49
------------------------------------------------------------------------------------------------------------------------------------
 Total:             1,738     $404,943,204    100.00%       7.627%       646         $232,994      81.33%       31.51%        86.59%
------------------------------------------------------------------------------------------------------------------------------------



                                                        Distribution by Margin

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Weighted
                                              Pct. Of      Weighted     Weighted                  Avg.
                                              Pool By      Avg.         Avg.         Avg.         Combined                  Pct.
                  Number        Principal     Principal    Gross        Current      Principal    Original     Pct.         Owner
    Margin        of Loans       Balance       Balance      Coupon        FICO        Balance        LTV       Full Doc     Occupied
------------------------------------------------------------------------------------------------------------------------------------
 0.01 - 4.99%     114         $ 33,890,418      8.37%        6.702%       681         $297,284      78.58%       29.17%       96.28%
 5.00 - 5.49%     209           66,174,725     16.34         6.820        679          316,625      80.14        26.31        95.78
 5.50 - 5.99%     200           59,087,480     14.59         7.237        658          295,437      80.77        24.31        93.19
 6.00 - 6.49%     297           79,484,655     19.63         7.746        640          267,625      81.48        26.47        84.18
 6.50 - 6.99%     175           36,492,821      9.01         8.121        636          208,530      82.08        29.92        80.17
 7.00 - 7.49%     177           36,360,578      8.98         8.710        611          205,427      84.79        30.87        73.36
 7.50 - 7.99%      85           14,320,665      3.54         9.056        606          168,478      86.30        29.80        65.78
 8.00 - 8.49%      85           13,133,014      3.24         9.670        579          154,506      85.59        43.82        82.92
 8.50 - 8.99%      18            2,630,101      0.65         9.852        570          146,117      90.36        55.40        80.03
 9.00 - 9.49%       5              749,944      0.19        10.412        523          149,989      76.70        18.69       100.00
 9.50% & Above      1              168,876      0.04        12.750        575          168,876      98.83       100.00       100.00
 N/A              372           62,449,928     15.42         7.386        644          167,876      79.58        49.55        85.49
------------------------------------------------------------------------------------------------------------------------------------
 Total:         1,738         $404,943,204    100.00%        7.627%       646         $232,994      81.33%       31.51%       86.59%
------------------------------------------------------------------------------------------------------------------------------------


41


This material is for your information. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected in this material. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned in this material or derivatives of those securities (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding the securities and assets referred to in this material. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, , subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.